[LOGO] STATE STREET RESEARCH

                                Investment Trust
--------------------------------------------------------------------------------
                                Annual Report to Shareholders
                                December 31, 2000

In This Report                     What Do You
                          Expect from Your Investments?

                                    [GRAPHIC]

                                      plus

                                        A Slower Economy Unsettles U.S. Markets

                                        John Wilson Comments on
                                        Opportunities for 2001

                                        Fund Portfolio and Financials

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     Contents

  2  12 Month Review
     A look at the fund and its market
     environment over the past 12 months

  6  Performance in Perspective
     The most recent performance in the
     context of the fund's track record

  8  The Fund in Detail
     Portfolio holdings, financials and notes

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From the Chairman

Higher & higher.

For nearly a decade, the U.S. stock market soared. Then along came 2000--a year of heightened volatility, economic uncertainty and disappointing returns. However, if your portfolio was diversified, chances are that parts of it gained ground. Many utility, healthcare and financial stocks soared 30% or more. Long-term U.S. Treasury bonds had one of their strongest years ever.

[PHOTO]
Richard S. Davis

The lesson, of course, is that diversification is still one of the most sensible principles of successful investing. A diversified portfolio can help you weather years of volatility without giving up the potential to reach your long-term investment goals.

Where can you turn to get help with diversification? Talk to your financial professional. He or she can help you choose funds to complement your investment in State Street Research Investment Trust. In a volatile market, professional advice is more important than ever.

Sincerely,


/s/ Richard S. Davis

Richard S. "Dick" Davis
Chairman
December 31, 2000

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12 Month Review Management's Discussion of Fund Performance Part 1
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                            How State Street Research
                           Investment Trust Performed

Although 2000 was a difficult year for the stock market, State Street Research Investment Trust did significantly better than its peer group and the broader market. The fund returned -5.90%(1) compared to the S&P 500 Index, which returned -9.10%(2), and the Lipper Large-Cap Core Funds Average Index, which returned -8.96%(3) for the year ended December 31, 2000. State Street Research Investment Trust is in the top third of its Lipper peer group.

Reasons for the Fund's Performance

The fund's move to a defensive posture early in the year was a plus for performance. We added to our investments in healthcare market leaders such as Pfizer and Pharmacia, and also in consumer staples stocks, such as Anheuser-Busch, Philip Morris and PepsiCo, all of which delivered attractive returns. We increased our stake in financial stocks, which also made a positive contribution to performance. Citigroup was helped by declining long-term interest rates. Ace, an insurance company, benefited from an improvement in global pricing.

Despite a reduction in our technology weighting during the year, the fund was hurt by the decline in technology stocks, that began in the first quarter and continued throughout the year. As the economy began to slow, we continued to decrease our exposure to high-valuation technology stocks such as Veritas Software, which had been strong performers until the second half of the year.

Outlook

A slower economy could lead to more earnings disappointments, especially in the first half of 2001. However, the fund has been positioned to anticipate this environment through diversification and emphasis on solid earnings growth. If the Federal Reserve reduces short-term interest rates, that could help offset slower earnings growth and give the stock market a boost.

More Management's Discussion of Fund Performance on pages 6 and 7. |_|

Class A Shares(1)
-5.90% [DOWN ARROW]

"The fund's defensive posture early in the year was a plus for performance."

[PHOTO]
John Wilson
Portfolio Manager,
State Street Research
Investment Trust

S&P 500(2)
-9.10% [DOWN ARROW]

Because financial markets and mutual fund strategies are constantly evolving, it's possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


2 State Street Research Investment Trust

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[GRAPHIC] The Fund at a Glance as of 12/31/00
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State Street Research Investment Trust focuses on long-term growth of capital.

American International Group

This global insurance company benefited from an improvement in the pricing environment and generated attractive gains in 2000.

[GRAPHIC]

Hits & Misses

[GRAPHIC]

Walt Disney

Economic concerns took Disney's stock price down in the second half of the year. However, we continue to believe that this world-class entertainment franchise has strong earnings growth potential and we continue to own it.

Total Net Assets: $3.3 billion

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Top 10 Holdings

      Issuer/Security             % of fund assets

  (1) Pfizer                                  4.2%

  (2) General Electric                        3.7%

  (3) Citigroup                               3.5%

  (4) Tyco International                      3.2%

  (5) Pharmacia                               3.1%

  (6) Ace                                     3.1%

  (7) Viacom                                  2.0%

  (8) American Home Products                  2.0%

  (9) Federal National
      Mortgage Association                    2.0%

 (10) American International Group            1.9%

      Total                                  28.7%

See page 11 for more detail.

Performance: Class A

Fund average annual total return as of 12/31/00(4, 5)
(at maximum applicable sales charge)

       1 Year             5 Years           10 Years
----------------------------------------------------------
       -11.31%            16.43%             15.12%

S&P 500 as of 12/31/00(2)

       1 Year             5 Years           10 Years
----------------------------------------------------------
       -9.10%             18.33%             17.44%

Fund average annual total return as of 12/31/00(1, 4)
(does not reflect sales charge)

       1 Year             5 Years           10 Years
----------------------------------------------------------
       -5.90%             17.82%             15.81%

See pages 6 and 7 for data on other share classes.

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Top 5 Industries

% of fund assets

    [THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
                                   MATERIAL.]

December 31, 1999                          December 31, 2000

Multi-Sector                               Drugs &
Companies               9.1%               Biotechnology          15.8%
-------------------------------------------------------------------------
Drugs &                                    Miscellaneous
Biotechnology           8.2%               Financial               9.7%
-------------------------------------------------------------------------
Communications,
Media &                                    Multi-Sector
Entertainment           7.4%               Companies               6.9%
-------------------------------------------------------------------------
Miscellaneous
Financial               7.4%               Insurance               6.2%
-------------------------------------------------------------------------
Computer                                   Computer
Technology              6.1%               Software                5.4%
-------------------------------------------------------------------------

Ticker Symbols

State Street Research Investment Trust

Class A: SITAX  Class B(1): SITPX  Class B: SITBX  Class C: SITDX Class S: STSTX

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(1)   Does not reflect sales charge.

(2) The S&P 500 (officially the "S&P 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3) The Lipper Large-Cap Core Funds Average Index shows performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared with competing funds.

(4) Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares.

(5)   Performance reflects a maximum 5.75% Class A front-end sales charge.

[GRAPHIC] The Way We Think

                                   What Do You
                                Expect from Your
                                  Investments?

                                                                       [GRAPHIC]

Silly question. You've got retirement to think about, children to educate, a house to pay for. And after all your hard work, it would be nice to have something extra for family outings, travel and adventure. When the stock market was registering double-digit returns, it felt like you were right on the mark. Maybe you even dared to dream big as some technology stocks earned triple-digit gains, the financial press spoke of a New Economy and market gurus announced that it was "different this time."

But it wasn't different this time. It's hard to say what came first: Waning investor enthusiasm for yet another dot-com? Increasing investor skepticism about biotech and wireless upstarts? A shaky earnings outlook for a range of blue-chips such as Intel, Motorola and Cisco? In March, a searing sell-off of technology stocks served as a painful reminder that stocks go DOWN as well as up, that a company's ability to operate profitably STILL matters and markets don't ALWAYS rebound right after a downturn. By most measures, it was the first authentic bear market since 1990.

The good news is that what happened in the stock market in 2000 has happened before, and it hasn't stopped successful investors from reaching their goals. They faced the same uncertainty. They experienced the same bear markets. And still they succeeded.

A Slower Economy Unsettles U.S. Markets

America's red-hot economy cooled in the second half of 2000 after six consecutive interest rate hikes by the Federal Reserve Board. Higher interest rates figured into reduced corporate profits, helped slow job creation and finally put a damper on consumer spending. Dwindling consumer confidence translated into a disappointing holiday season for retailers--the worst in a decade despite two additional shopping days.

Fed Softens Stance on Rates

In December, the Federal Reserve Board announced that it had dropped its bias for raising interest rates and hinted at the possibility of a rate cut (which it delivered after the end of the reporting period for this commentary). Lower interest rates could help moderate a slowdown by restoring confidence among consumers and by keeping employers from pulling back too much. It might also give the financial markets something to cheer about. History shows that stocks have fared well in the 6- to 12-month period following a cut in short-term interest rates (see table).

Bonds Outperform Stocks

After a record year in 1999, technology stocks led the markets downward in 2000. The S&P 500 returned -9.1% for the year. The technology-heavy Nasdaq Composite returned -38.3% in its worst year ever. Yet, some major sectors of the market soared. The S&P 500 utility sector led the way with a 52.8% gain. Healthcare stocks rose 36.7%. And the bond market surprised investors with double-digit gains for U.S. Treasuries, mortgage-backed and municipal bonds.

--------------------------------------------------------------------------------
The Stock Market Loves a Rate Cut
S&P 500 Price Performance 1967-1996

    [THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
                                   MATERIAL.]

                    6 months         6 months          12 months
                    before           after             after
                    first cut        first cut         first cut

All Landings         2.7             13.1              15.3
Soft Landings       13                6.1              11.7
Hard Landings       -3.6             18.7              18.2

Source: State Street Research & Management Company, Federal Reserve Board, 2001.
--------------------------------------------------------------------------------


4 State Street Research Investment Trust

Sticking with Stocks

History shows that despite periods of war, inflation, recession and political scandal--stocks win. Since 1926, common stocks (as measured by the S&P 500) have averaged an annual return of 11.3%--an 8 percentage point advantage over inflation.

History shows that the good years for stocks have outnumbered the bad by nearly three to one. There have been only two periods of negative returns since the Great Depression--1939-1941 and 1973-1974. Since the 1970s, there has been only one five-year period when stocks lost ground to other assets. In fact, you have to go back 30 years to find a single year that was as hard on stocks as the year 2000.

Setting Reasonable Expectations

If you've become accustomed to double-digit returns, you're not alone. However, it's important to set expectations for your investments based on historical, not extraordinary, returns. America has just experienced one of the most prosperous economic cycles in its entire history. In two decades inflation has fallen from 12.5% to less than 3%. Unemployment is near its historical low. And technology has resulted in productivity gains of up to 6% a year. All of that translated into stock market returns that averaged above 17% for the 1980s and 1990s compared to their long-term average of 11.3%.

Opportunity Knocks

No matter what's happening in "the market," successful investors often find opportunity by seeking out undervalued stocks or asset classes. For example, last year utilities stocks averaged returns above 50% (as measured by the S&P 500 Utilities Index). Healthcare stocks soared more than 36% and financial stocks responded to expectations for lower interest rates by rising more than 15%. Where will opportunity knock in 2001? We are optimistic that our intense research and experience gained in good and bad years will help us uncover opportunities wherever they are.

Investing isn't easy, but it can be simple: Divide your assets among stocks, bonds and cash, in different investment styles and industry sectors. Rebalance when it strays from its original mix. Don't let volatility derail your regular investment plan. Consider that your assets double in value over 10 years--and outgun inflation's long-term average of 3.1% by a margin of two to one--if you earn a modest 7% return. It may not be a shortcut to your financial goals, but it's a road well-traveled by successful investors. |_|

Stocks Have Been Winners Over Time

S&P 500 1926-2000
-------------------------------------------------
Average annual return                       11.3%
Premium over inflation                       8.2%
Positive 5-year rolling periods             90.0%
Positive 10-year periods                    97.0%
Positive 15-year periods                   100.0%

A Closer Look [MAGNIFYING GLASS]

John Wilson
Comments on
Opportunities
for 2001

[GRAPHIC] "With a year of significant volatility behind us, the Federal Reserve Board's shift in interest rate policy has sparked optimism for the period ahead. I believe that lower interest rates could provide a much needed stimulus to the U.S. economy and re-energize the stock market. While American companies may continue to experience lack-luster earnings growth, especially in the first half of the year, we believe there are many opportunities to invest in companies with significant long-term growth potential at attractive prices--especially among large-cap stocks. We will continue to focus on blue-chip companies with proven track records. Over time this approach has served our shareholders well.

In fact, for almost 77 years, State Street Research Investment Trust has helped shareholders meet their financial goals. The fund's exceptional track record over its long history has been the result of diligent research, disciplined investing and diversification. Our investors don't have to decide between growth and value or choose which sector of the market is going to be a winner next year. That's a key benefit of professional management and the fund's broad investment mandate."

[GRAPHIC]
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Performance in Perspective Management's Discussion of Fund Performance Part 2
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                   Performance Figures as of December 31, 2000

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is never a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period -- say, five years -- in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Ten Years

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
                               Class A Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%

Cumulative Total Return                                            Life of Fund
(does not reflect                1 Year     5 Years    10 Years      (7/29/24)
sales charge)                 --------------------------------------------------
                                 -5.90%     127.01%     333.88%    1,275,533.58%

Average Annual Total Return                                        Life of Fund
(at maximum applicable           1 Year     5 Years    10 Years      (7/29/24)
sales charge)                 --------------------------------------------------
                                 -11.31%    16.43%      15.12%        13.07%

$10,000 Over Ten Years

    [THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED
                                   MATERIAL.]

            Class A     S & P 500
"90"         9425       10000
"91"        12072       13040
"92"        12830       14032
"93"        14101       15443
"94"        13560       15646
"95"        18014       21519
"96"        21802       26456
"97"        28104       35280
"98"        36288       45369
"99"        43456       54912
"00"        40893       49914
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Class B(1) Back Load for accounts opened after 1/1/99

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within six years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Cumulative Total Return                                           Life of Fund
(does not reflect              1 Year     5 Years    10 Years       (7/29/24)
sales charge)               ----------------------------------------------------
                               -6.58%     118.78%     310.46%     1,206,676.37%

Average Annual Total Return                                       Life of Fund
(at maximum applicable         1 Year     5 Years    10 Years       (7/29/24)
sales charge)               ----------------------------------------------------
                               -10.82%    16.74%      15.17%         13.07%

$10,000 Over Ten Years

    [THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED
                                   MATERIAL.]

            Class B1    S & P 500
"90"        10000       10000
"91"        12808       13040
"92"        13613       14032
"93"        14887       15443
"94"        14228       15646
"95"        18761       21519
"96"        22542       26456
"97"        28809       35280
"98"        36951       45369
"99"        43939       54912
"00"        41046       49914


6 State Street Research Investment Trust

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               Class B Back Load for accounts opened before 1/1/99

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within five years

o Annual distribution/service (12b-1) fee of 1.00% (effective June 2000, this fee was voluntarily reduced to 0.64%)

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Cumulative Total Return                                           Life of Fund
(does not reflect                  1 Year    5 Years   10 Years     (7/29/24)
sales charge)                   ------------------------------------------------
                                   -6.14%    119.98%    312.72%   1,213,308.28%

Average Annual Total Return                                       Life of Fund
(at maximum applicable             1 Year    5 Years   10 Years     (7/29/24)
sales charge)                   ------------------------------------------------
                                   -10.39%   16.87%     15.23%       13.08%

$10,000 Over Ten Years

    [THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED
                                   MATERIAL.]

            Class B     S & P 500
"90"        10000       10000
"91"        12808       13040
"92"        13613       14032
"93"        14887       15443
"94"        14228       15646
"95"        18761       21519
"96"        22542       26456
"97"        28809       35280
"98"        36951       45369
"99"        43970       54912
"00"        41272       49914
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Class C Level Load

o     No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o     Lower deferred sales charge than Class B(1) shares

o     Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

Cumulative Total Return                                           Life of Fund
(does not reflect                 1 Year    5 Years    10 Years     (7/29/24)
sales charge)                  -------------------------------------------------
                                  -6.56%    118.61%     310.29%   1,206,182.67%

Average Annual Total Return                                       Life of Fund
(at maximum applicable            1 Year    5 Years    10 Years     (7/29/24)
sales charge)                  -------------------------------------------------
                                  -7.41%    16.93%      15.16%       13.07%

$10,000 Over Ten Years

    [THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED
                                   MATERIAL.]

            Class C     S & P 500
"90"        10000       10000
"91"        12808       13040
"92"        13613       14032
"93"        14909       15443
"94"        14245       15646
"95"        18768       21519
"96"        22537       26456
"97"        28831       35280
"98"        36947       45369
"99"        43912       54912
"00"        41029       49914
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)

o     No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

Cumulative Total Return                                          Life of Fund
(does not reflect               1 Year    5 Years    10 Years      (7/29/24)
sales charge)                ---------------------------------------------------
                                -5.64%    129.97%     343.16%    1,302,810.41%

Average Annual Total Return                                      Life of Fund
(at maximum applicable          1 Year    5 Years    10 Years      (7/29/24)
sales charge)                ---------------------------------------------------
                                -5.64%    18.12%      16.05%        13.19%

$10,000 Over Ten Years

    [THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED
                                   MATERIAL.]

            Class S     S & P 500
"90"        10000       10000
"91"        12808       13040
"92"        13613       14032
"93"        15002       15443
"94"        14481       15646
"95"        19270       21519
"96"        23410       26456
"97"        30217       35280
"98"        39133       45369
"99"        46966       54912
"00"        44316       49914
--------------------------------------------------------------------------------

A Closer Look [MAGNIFYING GLASS]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 (officially, the "S&P 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares.

Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

{GRAPHIC]
The Fund in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year and give a summary of operations on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

                                                                       [GRAPHIC]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 9 to 22 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, check the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


8 State Street Research Investment Trust

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Investment Trust is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Master Investment Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversees the fund with its shareholders' interests in mind and has ultimate responsibility for the fund's activities.

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities, and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders, and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital. In managing its portfolio, the fund generally attempts to identify the industries that, over the long term, will grow faster than the economy as a whole.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B), but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75%. From January 1, 2000 to April 30, 2000, Class A shares paid a service fee equal to 0.25% of average daily net assets. Beginning May 1, 2000 Class A shares pay an annual service and distribution fee equal to 0.30% of average daily net assets. Class B(1) shares pay annual service and distribution fees of 1.00% and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. From January 1, 2000 to January 31, 2000, Class B shares paid annual service and distribution fees of 0.63%. From February 1, 2000 to May 31, 2000, Class B shares paid annual service and distribution fees of 0.43%. Beginning June 1, 2000, Class B shares pay annual service and distribution fees of 0.64%. Class B shares automatically convert into Class A shares at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase, and shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day was not a business day, the most recent business day). The fund uses the following methods for determining the values of various types of securities:

      o Listed securities -- The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

      o Over-the-counter securities -- The fund uses the closing prices quoted on the Nasdaq. If a security has not traded that day, or if it is not quoted on the Nasdaq, the value is set at halfway between the closing bid and asked quotations.

      o Securities maturing within 60 days -- The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

      o     Interest -- The fund accrues interest daily as it earns it.

      o     Cash dividends -- The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

      o Dividends from net investment income -- The fund ordinarily declares and pays these annually, if any.

      o Net realized capital gains -- The fund distributes these annually, if any, and may make an additional distribution if tax regulations make it necessary.

If the fund has no earnings to distribute, it will not make a distribution.

The fund does not intend to pay federal income tax. It has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

      o Expenses attributed to the fund -- The fund pays these directly. Examples include the management fee, transfer agent fee, custodian fee and distribution and service fees.

      o Expenses attributed to the trust of which the fund is a series -- These expenses are divided among all funds in the trust and each fund pays a proportional share. Examples include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities, and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.


10 State Street Research Investment Trust

Portfolio Holdings  December 31, 2000
--------------------------------------------------------------------------------

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's stocks by sector of the economy, and then by specific industry within each sector.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

Key to symbols

*     Denotes a security which has not paid a dividend during the last year.

# Denotes an American Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.

                                                                  Market
Issuer                                            Shares           Value
---------------------------------------------------------------------------

Common Stocks 92.5% of net assets

Consumer Discretionary 10.6% of net assets
---------------------------------------------------------------------------

Advertising Agencies 1.6%
Interpublic Group of Companies, Inc.             1,231,600      $52,419,975
                                                              -------------
Commercial Services 0.4%
America Online Inc.*                               371,700       12,935,160
                                                              -------------
Communications, Media & Entertainment 5.1%
Gemstar International Group Ltd.*                  585,900       27,024,638
Time Warner Inc.                                   199,700       10,432,328
U.S.A. Networks Inc.*                              892,400       17,346,025
Viacom Inc. Cl. B*                               1,446,666       67,631,635(7)
   Communications
Walt Disney Co.                                  1,559,696       45,133,703
                                                              -------------
                                                                167,568,329
                                                              -------------
Retail 3.5%
Home Depot Inc.                                    967,850       44,218,647
Target Corp.                                       540,000       17,415,000
Wal-Mart Stores, Inc.                            1,025,700       54,490,312
                                                              -------------
                                                                116,123,959
                                                              -------------
Total Consumer Discretionary                                    349,047,423
                                                              -------------

Consumer Staples 7.4% of net assets
---------------------------------------------------------------------------

Beverages 3.0%
Anheuser-Busch Companies, Inc.                   1,200,300       54,613,650
PepsiCo Inc.                                       881,900       43,709,169
                                                              -------------
                                                                 98,322,819
                                                              -------------
Drug & Grocery Store Chains 2.6%
CVS Corp.                                          491,200       29,441,300
Safeway Inc.*                                      909,900       56,868,750
                                                              -------------
                                                                 86,310,050
                                                              -------------
Tobacco 1.8%
Philip Morris Companies, Inc.                    1,367,200       60,156,800
                                                              -------------
Total Consumer Staples                                          244,789,669
                                                              -------------

Financial Services 17.4% of net assets
---------------------------------------------------------------------------

Banks & Savings & Loan 1.5%
Bank One Corp.                                     454,900       16,660,713
J.P. Morgan Chase & Co.                            723,850       32,889,934
                                                              -------------
                                                                 49,550,647
                                                              -------------

The text and notes are an integral part of the financial statements.

Portfolio Holdings December 31, 2000 CONTINUED

                                                                  Market
Issuer                                            Shares           Value
---------------------------------------------------------------------------

Insurance 6.2%
Ace Ltd.                                         2,428,500     $103,059,469(6)
   Insurance
American International Group Inc.                  652,050       64,267,678(10)
   Insurance
Chubb Corp.                                        449,400       38,873,100
                                                              -------------
                                                                206,200,247
                                                              -------------
Miscellaneous Financial 9.7%
American General Corp.                             535,942       43,679,273
Citigroup, Inc.                                  2,241,600      114,461,700(3)
   Financial Services
Federal National Mortgage Association              760,100       65,938,675(9)
   Financial Services
Marsh & McLennan Companies, Inc.                   335,000       39,195,000
Morgan Stanley Dean Witter & Co.                   700,300       55,498,775
                                                              -------------
                                                                318,773,423
                                                              -------------
Total Financial Services                                        574,524,317
                                                              -------------

Healthcare 15.8% of net assets
---------------------------------------------------------------------------

Drugs & Biotechnology 15.8%
American Home Products Corp.                     1,053,100       66,924,505(8)
   Pharmaceuticals
Baxter International Inc.                          712,300       62,904,994
Genzyme Corp.*                                     429,800       38,655,137
Johnson & Johnson                                  355,700       37,370,731
Pfizer Inc.                                      3,000,525      138,024,150(1)
   Pharmaceuticals
Pharmacia Corp.                                  1,697,600      103,553,600(5)
   Pharmaceuticals
Schering-Plough Corp.                              856,700       48,617,725
Sepracor Inc.*                                     319,500       25,599,938
                                                              -------------
Total Healthcare                                                521,650,780
                                                              -------------

Integrated Oils 3.6% of net assets
---------------------------------------------------------------------------

Integrated International 3.6%
Exxon Mobil Corp.                                  548,900       47,719,994
Shell Transport & Trading PLC                      728,400       35,964,750
Total Fina SA #                                    497,708       36,177,150
                                                              -------------
                                                                119,861,894
                                                              -------------
Total Integrated Oils                                           119,861,894
                                                              -------------

Other 6.9% of net assets
---------------------------------------------------------------------------

Multi-Sector 6.9%
General Electric Co.                             2,567,500      123,079,531(2)
   Consumer & Industrial Products
Tyco International Ltd.                          1,889,000      104,839,500(4)
   Manufacturing
                                                              -------------
Total Other                                                     227,919,031
                                                              -------------

Other Energy 7.0% of net assets
---------------------------------------------------------------------------

Gas Pipelines 1.7%
El Paso Energy Corp.                               781,300       55,960,613
                                                              -------------
Offshore Drilling 1.3%
Transocean Sedco Forex Inc.*                       938,460       43,169,160
                                                              -------------
Oil & Gas Producers 0.8%
Ocean Energy Inc.*                               1,559,800       27,101,525
                                                              -------------
Oil Well Equipment & Services 3.2%
AES Corp.*                                         830,900       46,011,087
Schlumberger Ltd.                                  728,324       58,220,400
                                                              -------------
                                                                104,231,487
                                                              -------------
Total Other Energy                                              230,462,785
                                                              -------------

Producer Durables 2.4% of net assets
-----------------------------------------------------------------------------

Production Technology Equipment 0.8%
Agilent Technologies Inc.*                         411,300       22,518,675
Teradyne Inc.*                                     127,400        4,745,650
                                                              -------------
                                                                 27,264,325
                                                              -------------
Telecommunications Equipment 1.6%
American Tower Corp. Cl. A*                      1,406,300       53,263,613
                                                              -------------
Total Producer Durables                                          80,527,938
                                                              -------------

The text and notes are an integral part of the financial statements.


12 State Street Research Investment Trust

                                                                  Market
Issuer                                            Shares           Value
---------------------------------------------------------------------------

Technology 17.6% of net assets
---------------------------------------------------------------------------

Communications Technology 4.3%
Cisco Systems Inc.*                              1,441,200      $55,125,900
Comverse Technology Inc.*                          381,200       41,407,850
General Motors Corp. Cl. H*                      1,786,300       41,084,900
JDS Uniphase Corp.*                                154,400        6,436,550
                                                              -------------
                                                                144,055,200
                                                              -------------

Computer Software 5.4%
Amdocs Ltd.*                                       492,700       32,641,375
i2 Technologies Inc.*                              116,600        6,340,125
Intuit, Inc.*                                      640,800       25,271,550
Mercury Interactive Corp.*                         218,600       19,728,650
Microsoft Corp.*                                 1,276,200       55,355,175
Oracle Systems Corp.*                              910,800       26,470,125
Veritas Software Co.*                              134,450       11,764,375
                                                              -------------
                                                                177,571,375
                                                              -------------

Computer Technology 3.4%
EMC Corp.*                                         749,700       49,855,050
International Business Machines Corp.              346,100       29,418,500
Palm Inc.*                                         744,600       21,081,487
Sun Microsystems Inc.*                             500,200       13,943,075
                                                              -------------
                                                                114,298,112
                                                              -------------

Electronics 1.1%
Nokia Corp. #                                      206,000        8,961,000
Solectron Corp.*                                   776,100       26,309,790
                                                              -------------
                                                                 35,270,790
                                                              -------------

Electronics: Semi-Conductors/Components 3.4%
Altera Corp.*                                      853,400       22,455,088
Intel Corp.                                      1,394,700       42,189,675
Texas Instruments Inc.                           1,001,800       47,460,275
                                                              -------------
                                                                112,105,038
                                                              -------------
Total Technology                                                583,300,515
                                                              -------------

Utilities 3.8% of net assets
-----------------------------------------------------------------------------
Electrical 0.4%
FPL Group Inc.                                     172,800       12,398,400
Southern Energy Inc.*                               56,000        1,585,500
                                                              -------------
                                                                 13,983,900
                                                              -------------
Telecommunications 3.4%
Qwest Communications
   International Inc.*                           1,064,200       43,632,200
SBC Communications Inc.                            596,400       28,478,100
Sprint Corp.*                                    1,012,600       20,695,012
XO Communications Inc.*                          1,033,900       18,416,344
                                                              -------------
                                                                111,221,656
                                                              -------------
Total Utilities                                                 125,205,556
                                                              -------------

Total Common Stocks                                           3,057,289,908(a)
                                                              -------------

--------------------------------------------------------------------------------
(a) The fund paid a total of $2,251,880,972 for these securities.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

Portfolio Holdings December 31, 2000 CONTINUED

                                                                                                                      Market
Issuer                                                                                           Shares                Value
--------------------------------------------------------------------------------------------------------------------------------
Short-Term Investments  7.7% of net assets

State Street Navigator Securities Lending Prime Portfolio                                        253,567,956       $253,567,956
                                                                                                                 --------------
Total Short-Term Investments                                                                                        253,567,956(a)
                                                                                                                 --------------

--------------------------------------------------------------------------------
(a) The fund paid a total of $253,567,956 for this security.
--------------------------------------------------------------------------------

                                                                    Coupon        Maturity       Amount of
                                                                     Rate           Date         Principal
--------------------------------------------------------------------------------------------------------------------------------
Commercial Paper  8.3% of net assets

American Express Credit Corp.                                        6.37%        1/02/2001      $17,224,000         17,224,000
American Express Credit Corp.                                        6.56%        1/03/2001       42,765,000         42,765,000
Citicorp                                                             6.53%        1/05/2001       20,000,000         20,000,000
Ford Motor Credit Co.                                                6.59%        1/04/2001       30,639,000         30,639,000
Ford Motor Credit Co.                                                6.52%        1/05/2001        5,047,000          5,043,344
Ford Motor Credit Co.                                                6.52%        1/11/2001       20,310,000         20,310,000
Goldman Sachs Group LP                                               6.55%        1/10/2001       40,000,000         39,934,500
Goldman Sachs Group LP                                               6.55%        1/12/2001       20,000,000         19,959,972
Goldman Sachs Group LP                                               6.60%        1/12/2001        9,307,000          9,288,231
Merrill Lynch & Company Inc.                                         6.60%        1/03/2001       20,078,000         20,070,638
Verizon Network Funding Inc.                                         6.63%        1/09/2001       49,800,000         49,726,628
                                                                                                                 --------------
Total Commercial Paper                                                                                              274,961,313(b)
                                                                                                                 --------------

--------------------------------------------------------------------------------
(b) The fund paid a total of $274,961,313 for these securities.
--------------------------------------------------------------------------------

                                                                                   % of
                                                                                 Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Summary of Portfolio Assets

Investments                                                                        108.5%                        $3,585,819,177
Cash and Other Assets, Less Liabilities                                             (8.5%)                         (280,159,456)
                                                                                   -----                         --------------
Net Assets                                                                         100.0%                        $3,305,659,721(c)
                                                                                   =====                         ==============

--------------------------------------------------------------------------------
(c) The fund paid a total of $2,780,410,241 for this security.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


14 State Street Research Investment Trust

Federal Income Tax Information

At December 31, 2000, the net unrealized appreciation of investments based on cost for federal income tax purposes of $2,801,275,796 was as follows:

Aggregate gross unrealized appreciation for all investments
   in which there is an excess of value over tax cost              $954,395,010

Aggregate gross unrealized depreciation for all investments
   in which there is an excess of tax cost over value              (169,851,629)
                                                                   ------------
                                                                   $784,543,381
                                                                   ============

The text and notes are an integral part of the financial statements.

Statement of
Assets and Liabilities  December 31, 2000
--------------------------------------------------------------------------------

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at market value                                  $3,585,819,177(a)
Cash                                                                   6,456
Receivable for securities sold                                    17,089,422
Receivable for fund shares sold                                    3,894,669
Dividends and interest receivable                                  3,335,377
Other assets                                                         191,209
                                                              --------------
                                                               3,610,336,310

Liabilities

Payable for collateral received on securities loaned             253,567,956
Payable for securities purchased                                  24,771,754
Payable for fund shares redeemed                                  17,547,290
Accrued management fee                                             4,082,286
Accrued distribution and service fees                              3,424,394
Accrued transfer agent and shareholder services                    1,135,164
Accrued trustees' fee                                                  7,131
Accrued administration fee                                             7,011
Other accrued expenses                                               133,603
                                                              --------------
                                                                 304,676,589
                                                              --------------

Net Assets                                                    $3,305,659,721
                                                              ==============
Net Assets consist of:
   Unrealized appreciation of investments                       $805,408,936
   Accumulated net realized loss                                  (1,920,014)
   Paid-in capital                                             2,502,170,799
                                                              --------------
                                                              $3,305,659,721(b)
                                                              ==============

--------------------------------------------------------------------------------
(a) The fund paid a total of $2,780,410,241 for these securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(b)                 Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

                     Net Assets    /   Number of Shares      =       NAV
         A          $846,484,568          70,671,992               $11.98*
         B(1)       $473,406,746          40,530,624               $11.68**
         B          $887,018,052          75,506,620               $11.75**
         C           $92,372,537           7,882,477               $11.72**
         S        $1,006,377,818          83,148,244               $12.10

*     Maximum offering price per share $12.71 ($11.98 / .9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.

--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


16 State Street Research Investment Trust

Statement of
Operations     For the year ended December 31, 2000
--------------------------------------------------------------------------------

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends, net of foreign taxes                                 $23,779,063(a)
Interest                                                          8,879,490(b)
                                                              -------------
                                                                 32,658,553
Expenses

Management fee                                                   16,722,088(c)
Transfer agent and shareholder services                           5,812,024(d)
Distribution and service fees-Class A                             2,453,189(e)
Distribution and service fees-Class B(1)                          4,112,710(e)
Distribution and service fees-Class B                             5,814,208(e)
Distribution and service fees-Class C                               971,819(e)
Custodian fee                                                       439,943
Reports to shareholders                                             211,957
Trustees' fees                                                       96,245(f)
Registration fees                                                    34,632
Audit fee                                                            33,748
Administration fee                                                   32,841(g)
Legal fees                                                           13,437
Miscellaneous                                                        56,284
                                                              -------------
                                                                 36,805,125
Fees paid indirectly                                               (189,374)(h)
                                                              -------------
                                                                 36,615,751
                                                              -------------
Net investment loss                                              (3,957,198)
                                                              -------------
Realized and Unrealized Gain
(Loss) on Investments

Net realized gain on investments                                228,102,030(i)
Change in unrealized depreciation
   of investments                                              (439,530,179)
                                                              -------------
Net loss on investments                                        (211,428,149)
                                                              -------------
Net decrease in net assets resulting
   from operations                                            $(215,385,347)
                                                              =============

--------------------------------------------------------------------------------
(a)   The fund paid foreign taxes of $220,620.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(b) Includes $787,511 in income from the lending of portfolio securities. As of the report date, the fund had a total of $246,716,384 of securities out on loan and was holding a total of $253,567,956 in collateral related to those loans.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(c) The management fee is 0.55% of the first $500 million of average net assets, annually, 0.50% of the next $500 million, and 0.45% of any amount over $1 billion.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(d) Includes a total of $2,287,846 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through that firm's employee benefit plans and other sponsored arrangements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(e) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(f) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees fees to affiliated trustees).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(g) Payments made to the investment manager for certain administrative costs incurred in providing accounting services to the fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(h) Represents transfer agent credits earned from uninvested cash balances and directed brokerage credits used to reduce the custodian fee.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(i) To earn this, the fund sold $2,998,296,309 of securities. During this same period, the fund also bought $2,940,887,776 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of
Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                       Years ended December 31
---------------------------------------------------------------------------------
                                                       1999              2000
---------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss                                  $(933,030)       $(3,957,198)
Net realized gain on
   investments                                     236,272,357        228,102,030
Change in unrealized
   appreciation (depreciation)
   of investments                                  310,802,825       (439,530,179)
                                                ---------------------------------
Net increase (decrease)
   resulting from operations                       546,142,152       (215,385,347)
                                                ---------------------------------
Dividend from net investment income:
   Class A                                            (109,725)                --
   Class S                                            (301,841)                --
                                                ---------------------------------
                                                      (411,566)                --
                                                ---------------------------------
Dividend in excess of net investment income:
   Class A                                            (515,054)                --
   Class S                                          (1,837,421)                --
                                                ---------------------------------
                                                    (2,352,475)                --
                                                ---------------------------------
Distributions from capital gains:
   Class A                                         (39,082,234)       (78,494,971)
   Class B(1)                                      (12,745,685)       (41,672,433)
   Class B                                         (54,789,323)       (89,386,469)
   Class C                                          (4,446,859)        (8,913,578)
   Class S                                         (58,323,229)      (100,038,860)
                                                ---------------------------------
                                                  (169,387,330)      (318,506,311)(a)
                                                ---------------------------------
Net increase from fund share
   transactions                                    441,461,838        419,578,824(b)
                                                ---------------------------------
Total increase (decrease) in
   net assets                                      815,452,619       (114,312,834)
                                                ---------------------------------
Net Assets
Beginning of year                                2,604,519,936      3,419,972,555
                                                ---------------------------------
End of year                                     $3,419,972,555     $3,305,659,721
                                                =================================

--------------------------------------------------------------------------------
(a)   The fund has designated as long-term $308,342,747 of this amount.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


18 State Street Research Investment Trust

These transactions break down by share class as follows:

                                                           Years ended December 31
                                         -----------------------------------------------------------------
                                                     1999                            2000
                                         -----------------------------------------------------------------
Class A                                     Shares          Amount          Shares          Amount
==========================================================================================================
 Shares sold                              30,350,365     $396,811,746     22,639,015     $311,795,507*
 Issued upon reinvestment of:
   Distributions from capital gains        2,885,362       38,137,344      6,000,358       76,370,374
   Dividend from net investment income        45,976          589,185             --               --
 Shares redeemed                         (22,501,889)    (295,663,490)   (15,247,864)    (209,933,186)
                                         -----------------------------------------------------------------
 Net increase                             10,779,814     $139,874,785     13,391,509     $178,232,695
                                         =================================================================

Class B(1)                                  Shares          Amount          Shares          Amount
==========================================================================================================
 Shares sold                              22,072,928     $285,348,870     19,281,152     $265,030,216**
 Issued upon reinvestment of
   distributions from capital gains          957,342       12,479,692      3,363,234       40,898,960
 Shares redeemed                          (1,393,563)     (18,427,158)    (3,750,469)     (51,527,949)***
                                         -----------------------------------------------------------------
 Net increase                             21,636,707     $279,401,404     18,893,917     $254,401,227
                                         =================================================================

Class B                                     Shares          Amount          Shares          Amount
==========================================================================================================
 Shares sold                               9,428,216     $120,762,829      3,721,951      $52,509,143**
 Issued upon reinvestment of
   distributions from capital gains        4,061,837       52,887,655      7,397,557       89,386,469
 Shares redeemed                         (12,995,496)    (168,334,936)   (13,194,498)    (180,760,995)***
                                         -----------------------------------------------------------------
 Net increase (decrease)                     494,557       $5,315,548     (2,074,990)    ($38,865,383)
                                         =================================================================

Class C                                     Shares          Amount          Shares          Amount
==========================================================================================================
 Shares sold                               2,912,519      $37,627,923      2,084,294      $28,746,861**
 Issued upon reinvestment of
   distributions from capital gains          314,928        4,114,905        667,042        8,228,159
 Shares redeemed                          (1,143,963)     (14,870,883)    (1,447,834)     (19,965,382)****
                                         -----------------------------------------------------------------
 Net increase                              2,083,484      $26,871,945      1,303,502      $17,009,638
                                         =================================================================

Class S                                     Shares          Amount          Shares          Amount
==========================================================================================================
 Shares sold                               3,450,979      $45,865,215      2,289,814      $32,514,247
 Issued upon reinvestment of:
   Distributions from capital gains        2,595,411       34,528,519      4,431,844       56,727,204
   Dividend from net investment income        64,742          848,625             --               --
 Shares redeemed                          (6,926,402)     (91,244,203)    (5,676,485)     (80,440,804)
                                         ------------------------------------------------------------
 Net increase (decrease)                    (815,270)    ($10,001,844)     1,045,173       $8,800,647
                                         =================================================================

      The trustees have the authority to issue an unlimited number of fund shares, with a $.001 par value per share.

* Includes $886,276 and $2,596,957 in sales charges collected by the distributor and MetLife.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales, but the commissions of $3,367,225, $15,220 and $5,021 for Class B(1), Class B and Class C were paid by the distributor, not the fund.

*** Includes $1,089,518 and $1,371,696 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $9,599 in deferred sales charges collected by the distributor.

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance.

                                                                                   Class A
                                                         ===================================================================
                                                                           Years ended December 31
                                                         -------------------------------------------------------------------
Per-Share Data                                            1996 (a)      1997 (a)     1998 (a)     1999 (a)      2000 (a)
============================================================================================================================
Net asset value, beginning of year ($)                    9.16          9.07        10.41        12.36         14.01
                                                         -----         -----        -----        -----         -----
  Net investment income (loss) ($)                        0.12          0.10         0.07         0.02         (0.00)

  Net realized and unrealized gain (loss)
  on investments ($)                                      1.80          2.54         2.89         2.37         (0.78)
                                                         -----         -----        -----        -----         -----
Total from investment operations ($)                      1.92          2.64         2.96         2.39         (0.78)
                                                         -----         -----        -----        -----         -----
  Dividends from net investment income ($)               (0.13)        (0.10)       (0.06)       (0.00)           --

  Dividend in excess of net investment income ($)           --            --           --        (0.01)           --

  Distributions from capital gains ($)                   (1.87)        (1.20)       (0.95)       (0.73)        (1.25)

  Distribution in excess of capital gains ($)            (0.01)           --           --           --            --
                                                         -----         -----        -----        -----         -----
Total distributions ($)                                  (2.01)        (1.30)       (1.01)       (0.74)        (1.25)
                                                         -----         -----        -----        -----         -----
Net asset value, end of year ($)                          9.07         10.41        12.36        14.01         11.98
                                                         =====         =====        =====        =====         =====
Total return (%) (b)                                     21.03         28.91        29.12        19.75         (5.90)

Ratios/Supplemental Data
============================================================================================================================
Net assets at end of year ($ thousands)                223,868       367,759      574,858      802,359       846,485

Expense ratio (%)                                         0.75          0.76         0.85         0.93          0.94

Expense ratio after expense reductions (%)                0.75          0.76         0.84         0.92          0.93

Ratio of net investment income (loss) to
average net assets (%)                                    1.17          0.90         0.63         0.14         (0.02)

Portfolio turnover rate (%)                              73.51         75.21        66.32        71.45         86.64

                                                                                                      Class B(1)
                                                                                               -----------------------------
                                                                                                Years ended December 31
                                                                                               -----------------------------
Per-Share Data                                                                                    1999 (a)(c)   2000 (a)
============================================================================================================================
Net asset value, beginning of year ($)                                                           12.25         13.79
                                                                                                 -----         -----
Net investment loss ($)                                                                          (0.09)        (0.10)

  Net realized and unrealized gain (loss)
  on investments ($)                                                                              2.36         (0.76)
                                                                                                 -----         -----
Total from investment operations ($)                                                              2.27         (0.86)
                                                                                                 -----         -----
  Distributions from capital gains ($)                                                           (0.73)        (1.25)
                                                                                                 -----         -----
Total distributions ($)                                                                          (0.73)        (1.25)
                                                                                                 -----         -----
Net asset value, end of year ($)                                                                 13.79         11.68
                                                                                                 =====         =====
Total return (%) (b)                                                                             18.91         (6.58)

Ratios/Supplemental Data
============================================================================================================================
Net assets at end of year ($ thousands)                                                        298,303       473,407

Expense ratio (%)                                                                                 1.68          1.66

Expense ratio after expense reductions (%)                                                        1.67          1.65

Ratio of net investment loss to
average net assets (%)                                                                           (0.68)        (0.73)

Portfolio turnover rate (%)                                                                      71.45         86.64

The text and notes are an integral part of the financial statements.


20 State Street Research Investment Trust

                                                                                       Class B
                                                          ==========================================================================
                                                                               Years ended December 31
                                                          --------------------------------------------------------------------------
Per-Share Data                                              1996 (a)      1997 (a)      1998 (a)      1999 (a)      2000 (a)
====================================================================================================================================
Net asset value, beginning of year ($)                      9.13          9.03         10.34         12.25         13.80
                                                           -----         -----         -----         -----         -----
  Net investment income (loss) ($)                          0.04          0.02         (0.01)        (0.06)        (0.04)

  Net realized and unrealized gain (loss)
  on investments ($)                                        1.80          2.51          2.87          2.34         (0.76)
                                                           -----         -----         -----         -----         -----
Total from investment operations ($)                        1.84          2.53          2.86          2.28         (0.80)
                                                           -----         -----         -----         -----         -----
  Dividends from net investment income ($)                 (0.06)        (0.02)           --            --            --

  Distributions from capital gains ($)                     (1.87)        (1.20)        (0.95)        (0.73)        (1.25)

  Distribution in excess of capital gains ($)              (0.01)           --            --            --            --
                                                           -----         -----         -----         -----         -----
Total distributions ($)                                    (1.94)        (1.22)        (0.95)        (0.73)        (1.25)
                                                           -----         -----         -----         -----         -----
Net asset value, end of year ($)                            9.03         10.34         12.25         13.80         11.75
                                                           =====         =====         =====         =====         =====
Total return (%) (b)                                       20.15         27.80         28.26         18.99         (6.14)

Ratios/Supplemental Data
====================================================================================================================================
Net assets at end of year ($ thousands)                  315,766       558,568       944,388     1,070,608       887,018

Expense ratio (%)                                           1.50          1.51          1.60          1.54          1.23

Expense ratio after expense reductions (%)                  1.50          1.51          1.59          1.53          1.22

Ratio of net investment income (loss) to
average net assets (%)                                      0.41          0.15         (0.12)        (0.46)        (0.31)

Portfolio turnover rate (%)                                73.51         75.21         66.32         71.45         86.64

                                                                                       Class C
                                                          ==========================================================================
                                                                               Years ended December 31
                                                          --------------------------------------------------------------------------
Per-Share Data                                              1996 (a)      1997 (a)      1998 (a)      1999 (a)      2000 (a)
====================================================================================================================================
Net asset value, beginning of year ($)                      9.15          9.05         10.38         12.29         13.83
                                                           -----         -----         -----         -----         -----
  Net investment income (loss) ($)                          0.04          0.02         (0.01)        (0.08)        (0.10)

  Net realized and unrealized gain (loss)
  on investments ($)                                        1.79          2.53          2.87          2.35         (0.76)
                                                           -----         -----         -----         -----         -----
Total from investment operations ($)                        1.83          2.55          2.86          2.27         (0.86)
                                                           -----         -----         -----         -----         -----
  Dividends from net investment income ($)                 (0.05)        (0.02)           --            --            --

  Distributions from capital gains ($)                     (1.87)        (1.20)        (0.95)        (0.73)        (1.25)

  Distribution in excess of capital gains ($)              (0.01)           --            --            --            --
                                                           -----         -----         -----         -----         -----
Total distributions ($)                                    (1.93)        (1.22)        (0.95)        (0.73)        (1.25)
                                                           -----         -----         -----         -----         -----
Net asset value, end of year ($)                            9.05         10.38         12.29         13.83         11.72
                                                           =====         =====         =====         =====         =====
Total return (%) (b)                                       20.09         27.93         28.15         18.85         (6.56)

Ratios/Supplemental Data
====================================================================================================================================
Net assets at end of year ($ thousands)                   25,658        36,290        55,263        90,977        92,373

Expense ratio (%)                                           1.50          1.51          1.60          1.68          1.66

Expense ratio after expense reductions (%)                  1.50          1.51          1.59          1.67          1.65

Ratio of net investment income (loss) to
average net assets (%)                                      0.42          0.15         (0.13)        (0.62)        (0.73)

Portfolio turnover rate (%)                                73.51         75.21         66.32         71.45         86.64

(a)   Per-share figures have been calculated using the average shares method.

(b)   Does not reflect any front-end or contingent deferred sales charges.

(c)   January 1, 1999 (commencement of share class) to December 31, 1999.


            The text and notes are an integral part of the financial statements.

Financial Highlights CONTINUED
--------------------------------------------------------------------------------

                                                                                          Class S
                                                           =========================================================================
                                                                                  Years ended December 31
                                                           -------------------------------------------------------------------------
Per-Share Data                                              1996 (a)        1997 (a)        1998 (a)        1999 (a)        2000 (a)
====================================================================================================================================
Net asset value, beginning of year ($)                      9.18            9.11           10.45           12.42           14.10
                                                           -----           -----           -----           -----           -----
  Net investment income ($)                                 0.14            0.12            0.10            0.05            0.04

  Net realized and unrealized gain (loss)
  on investments ($)                                        1.82            2.54            2.91            2.38           (0.79)
                                                           -----           -----           -----           -----           -----
Total from investment operations ($)                        1.96            2.66            3.01            2.43           (0.75)
                                                           -----           -----           -----           -----           -----
  Dividends from net investment income ($)                 (0.15)          (0.12)          (0.09)          (0.00)             --

  Dividend in excess of net investment income ($)             --              --              --           (0.02)             --

  Distributions from capital gains ($)                     (1.87)          (1.20)          (0.95)          (0.73)          (1.25)

  Distribution in excess of capital gains ($)              (0.01)             --              --              --              --
                                                           -----           -----           -----           -----           -----
Total distributions ($)                                    (2.03)          (1.32)          (1.04)          (0.75)          (1.25)
                                                           -----           -----           -----           -----           -----
Net asset value, end of year ($)                            9.11           10.45           12.42           14.10           12.10
                                                           =====           =====           =====           =====           =====
Total return (%) (b)                                       21.48           29.08           29.51           20.01           (5.64)

Ratios/Supplemental Data
====================================================================================================================================
Net assets at end of year ($ thousands)                  780,627         883,276       1,030,011       1,157,727       1,006,378

Expense ratio (%)                                           0.50            0.51            0.60            0.68            0.66

Expense ratio after expense reductions (%)                  0.50            0.51            0.59            0.67            0.65

Ratio of net investment income to
average net assets (%)                                      1.44            1.17            0.88            0.39            0.26

Portfolio turnover rate (%)                                73.51           75.21           66.32           71.45           86.64

(a)   Per-share figures have been calculated using the average shares method.

(b)   Does not reflect any front-end or contingent deferred sales charges.

The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

Report of Independent Accountants

To the Trustees of State Street Research
Master Investment Trust and the Shareholders of
State Street Research Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Investment Trust (a series of State Street Research Master Investment Trust, hereafter referred to as the "Trust") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2001

--------------------------------------------------------------------------------


22 State Street Research Investment Trust

Board of Trustees

Richard S. Davis
Chairman of the Board,
President and Chief Executive Officer,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve
System and Chairman and Commissioner of the Commodity Futures Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.
President, The Glen Ellen Company

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

[LOGO] STATE STREET RESEARCH                                   -----------------
One Financial Center o Boston, MA 02111                            PRSRT STD
                                                                     AUTO
                                                               U.S. POSTAGE PAID
                                                                 HOLLISTON, MA
                                                                 PERMIT NO. 20
                                                               -----------------

Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

            New accounts, mutual fund purchases, exchanges and account information

[INTERNET]  Internet
            www.ssrfunds.com

[COMPUTER]  E-mail
            info@ssrfunds.com

[PHONE]     Phone
            1-87-SSR-FUNDS (1-877-773-8637),
            toll-free, 7 days a week, 24 hours a day
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[FAX]       Fax
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            number first from the Service Center
            by calling 1-87-SSR-FUNDS or
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[MAILBOX]   Mail
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            P.O. Box 8408,
            Boston, MA 02266-8408

For 24-Hour
Automated Access
to Your Account

[PHONE]  1-87-SSR-FUNDS
         ----------------
         (1-877-773-8637)

www.ssrfunds.com

OverView
---------------------------------------
For more information on the products
and services mentioned in OverView,
our shareholder newsletter, visit our
Web site at www.ssrfunds.com

State Street Research
         FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am - 6pm Eastern Time, to learn more.

---------------------------
           [LOGO]
           DALBAR                       [STANDARD
   HONORS COMMITMENT TO:                 & POOR'S LOGO]
         INVESTORS                       SELECT FUND
            2000
---------------------------
 for Excellence in Service

(1)   Formerly State Street Research Growth Fund.

(2)   Formerly State Street Research Argo Fund.

(3)   Formerly State Street Research Alpha Fund.

(4) An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Investment Trust prospectus. When used after March 31, 2001 this report must be accompanied by a current Quarterly Performance Update. To obtain a prospectus of any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

A Select Fund designation is based on a six month moving average of three years of absolute and volatility adjusted performance. Select funds must also demonstrate an appropriate level of management skill and experience, consistency of investment process and depth of organization. Standard & Poor's Select Fund evaluations are not a recommendation to buy, sell or hold. Standard & Poor's does not guarantee the accuracy, adequacy or completeness of this information and is not responsible for any error or omission in or for results obtained from the use of such information. Select Fund evaluations are based on information available to Standard & Poor's and may change at any time. Complete and current details regarding terms for use of this designation can be found at www.standardandpoors.com/onfunds.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

       Income                      Growth & Income                           Growth

CONSERVATIVE                                                                          AGGRESSIVE
High Income Fund              Large-Cap Value Fund(2)            Global Resources Fund
Strategic Income Fund         Mid-Cap Value Fund(3)              Emerging Growth Fund
New York Tax-Free Fund        Strategic Growth & Income Fund     Health Sciences Fund
Tax-Exempt Fund               Strategic Income Plus Fund         Mid-Cap Growth Fund
Government Income Fund                                           Aurora Fund
Money Market Fund(4)                                             Concentrated International Fund
                                                                 International Equity Fund
                                                                 Concentrated Growth Fund
                                                                 Large-Cap Growth Fund(1)
                                                                 Galileo Fund
                                                                 Investment Trust
                                                                 Legacy Fund

(C)2001 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111

Control Number:(exp0202)SSR-LD                                      IT-1220-0201

-------------------------------------------------------------------------------
                              STATE STREET RESEARCH
-------------------------------------------------------------------------------
                                EQUITY INDEX FUND
                                -----------------

                                 ANNUAL REPORT

                               December 31, 2000

                               --------------------
                                  WHAT'S INSIDE
                               --------------------

                               INVESTMENT UPDATE
                               About the Fund,
                               Economy and Markets

                               FUND INFORMATION
                               Facts and Figures

                               PLUS, COMPLETE PORTFOLIO HOLDINGS
                               AND FINANCIAL STATEMENTS



                                                         -------------------

                                                            [DALBAR LOGO]

                                                         -------------------

                                                           For Excellence
                                                                 in
                                                               Service

[Logo] STATE STREET RESEARCH

STATE STREET RESEARCH EQUITY INDEX FUND

--------------------------------------------------------------------------------
FROM THE CHAIRMAN
--------------------------------------------------------------------------------

[PHOTO OF RICHARD S. DAVIS]

DEAR SHAREHOLDER:

THE ECONOMY
America's red-hot economy cooled in the second and third quarters of 2000 after six consecutive interest rate hikes by the Federal Reserve Board. The pace of economic expansion was cut in half in a matter of months. Higher interest rates figured into reduced corporate profits, helped slow job creation and finally put a damper on consumer spending while unemployment claims ticked upward. Dwindling consumer confidence translated into a disappointing holiday season for retailers -- the worst in a decade despite two additional shopping days.

STOCKS
After a record year in 1999, technology stocks led the markets downward in 2000. The Nasdaq returned -38.29% in its worst year ever. The S&P 500 returned -9.10%.(1) Yet, some major sectors of the market soared. Utilities, healthcare and financial stocks delivered strong, double-digit performance as investors became more defensive as the year wore on. Mid-cap stocks outperformed both small- and large-cap stocks for the year.

BONDS
Bonds were the bright spot in the majority of investor portfolios, as they outperformed most broad stock market indices for the year. Slower economic growth and steady short-term interest rates were encouraging signs. U.S. Treasury bonds were the strongest performers, helped by the federal government's buyback of $30 billion in long-term bonds. Mortgage and municipal bonds did well while corporate bonds lagged. High-yield bonds underperformed on concerns about quality and debt in a slowing economy.

INTERNATIONAL
Higher inflation and projected slower economic growth kept a damper on stock markets in Europe and Asia. Japan failed to make progress toward an economic recovery, and its stock market sank further into negative territory. Smaller Asian markets were hurt by weakness elsewhere and emerging markets lacked strength. For the year, only a handful of markets generated positive returns as measured by Morgan Stanley Capital International: Canada, which held on to some early technology gains, Denmark, Luxembourg and Switzerland among industrialized nations; Venezuela, the Czech Republic and Israel among emerging markets.

OUTLOOK AND OPPORTUNITIES
It's a pleasure to speak directly to shareholders in my new capacity as President and Chief Executive Officer of State Street Research & Management Company. Although 2000 was a challenging year for investors, there have been areas of opportunity among bonds and stocks. The lesson? Diversification is still the best way to reduce the impact of market volatility. Now is a good time to consult your financial professional for a review of your portfolio. As always, we thank you for your business and your confidence in State Street Research funds.

Sincerely,

/s/ Richard S. Davis

Richard S. "Dick" Davis
Chairman

December 31, 2000

(1)The S&P 500 (officially the "S&P 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(2)Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

(3)Performance reflects a maximum 5.75% Class A share front-end sales charge.

(4)Aggregate total return; not annualized.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 2000)
--------------------------------------------------------------------------------

AGGREGATE TOTAL RETURN(2),(3),(4)
(at maximum applicable sales charge)
-----------------------------------------------------------------
                            LIFE OF FUND
                           (since 9/5/00)
-----------------------------------------------------------------
Class A                        -12.10%
-----------------------------------------------------------------
Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

STATE STREET RESEARCH EQUITY INDEX FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ASSETS
Investments in State Street Equity 500 Index Portfolio
  ("Portfolio"), at value (Note 1) ..................................$  523,820
Receivable from Distributor .........................................    40,697
Other assets ........................................................       537
                                                                     ----------
                                                                        565,054
LIABILITIES
Accrued registration fees ...........................................     6,510
Accrued trustees' fees ..............................................     1,644
Accrued administration fee (Note 2) .................................       452
Accrued service and distribution fee - Class A ......................       278
Accrued administrative fee (Note 2) .................................       278
Other accrued expenses ..............................................    26,772
                                                                     ----------
                                                                         35,934
                                                                     ----------
NET ASSETS                                                           $  529,120
                                                                     ==========
Net Assets consist of:
  Undistributed net investment income ...............................$      912
  Net unrealized depreciation .......................................   (57,829)
  Accumulated net realized loss .....................................    (3,789)
  Paid-in capital ...................................................   589,826
                                                                     ----------
                                                                     $  529,120
                                                                     ==========
Net Asset Value, offering price and redemption price per share of
  Class A shares ($529,120 / 60,191) ................................     $8.79
                                                                          =====

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the period September 5, 2000
(commencement of operations) to
December 31, 2000

INVESTMENT INCOME
Dividend income allocated from Portfolio .............................$  1,656
Interest income allocated from Portfolio .............................     164
Expenses allocated from Portfolio ....................................     (67)
                                                                      --------
                                                                         1,753
EXPENSES
Administration fee (Note 2) ..........................................  17,466
Custodian fee ........................................................  13,158
Audit fee ............................................................   9,020
Registration fees ....................................................   7,060
Transfer agent and shareholder services ..............................   3,603
Reports to shareholders ..............................................   3,568
Trustees' fees .......................................................   1,644
Legal fees ...........................................................     792
Service and distribution fees - Class A ..............................     379
Administrative fee (Note 2) ..........................................     379
Miscellaneous ........................................................   1,748
                                                                      --------
                                                                        58,817
Expenses borne by the Distributor .................................... (57,976)
                                                                      --------
                                                                           841
                                                                      --------
Net investment income ................................................     912
                                                                      --------
REALIZED AND UNREALIZED LOSS
Net realized loss allocated from Portfolio on:
  Investment security transactions ...................................  (2,163)
  Financial futures contracts ........................................  (1,555)
  Foreign currency transactions ......................................     (71)
                                                                      --------
    Net realized loss ................................................  (3,789)
                                                                      --------
Change in unrealized depreciation allocated from Portfolio on
  Investment securities .............................................. (57,563)
  Financial futures contracts ........................................    (266)
                                                                      --------
    Change in net unrealized depreciation ............................ (57,829)
                                                                      --------
  Net loss on investments ............................................ (61,618)
                                                                      --------
Net decrease in net assets resulting from operations .................$(60,706)
                                                                      ========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INDEX FUND

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the period September 5, 2000
(commencement of operations) to
December 31, 2000

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income ..............................................  $    912
Net realized loss ..................................................    (3,789)
Change in unrealized depreciation ..................................   (57,829)
                                                                      --------
Net decrease resulting from operations .............................   (60,706)
                                                                      --------
Share transactions:
  Proceeds from sale of shares .....................................   590,503
  Cost of shares redeemed ..........................................      (677)
                                                                      --------
Net increase from fund share transactions ..........................   589,826
                                                                      --------
Total increase in net assets .......................................   529,120

NET ASSETS
Beginning of period ................................................        --
                                                                      --------
End of period (includes undistributed net investment
  income of $912) ..................................................  $529,120
                                                                      ========

Number of shares:
Sold ...............................................................    60,267
Redeemed ...........................................................       (76)
                                                                      --------
Net increase in fund shares ........................................    60,191
                                                                      ========

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Class A share outstanding from
September 5, 2000 (commencement of operations) to December 31, 2000(a)(e):

NET ASSET VALUE, BEGINNING OF PERIOD ($)                             10.00
                                                                     -----
  Net investment income ($)*                                          0.02

  Net realized and unrealized loss on investments ($)                (1.23)
                                                                     -----
TOTAL FROM INVESTMENT OPERATIONS ($)                                 (1.21)
                                                                     -----
NET ASSET VALUE, END OF PERIOD ($)                                    8.79
                                                                     =====
Total return(b) (%)                                                 (12.10)(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period ($ thousands)                              529
Ratio of operating expenses to average net assets (%)*                0.60(d)
Ratio of net investment income to average net
  assets (%)*                                                         0.61(d)
*Reflects voluntary reduction of expenses per share of these
  amounts (Note 3) ($)                                                1.10
------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(c)        Not annualized.
(d)        Annualized.
(e) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Portfolio.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INDEX FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1

State Street Research Equity Index Fund (the "fund"), is a series of State Street Research Master Investment Trust (the "Master Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on September 5, 2000. The Trust consists presently of two separate funds: State Street Research Equity Index Fund and State Street Research Investment Trust.

The investment objective of the fund is to match as closely as possible, before expenses, the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"). The fund invests substantially all of its investable assets in another, separate mutual fund with the same investment objective as the fund: State Street Equity 500 Index Portfolio ("Portfolio"), a portfolio of State Street Master Funds ("SSMF") (the Portfolio and SSMF are not related to the fund). The fund owns 0.02% of the Portfolio at December 31, 2000. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read with the fund's financial statements.

The fund offers five classes of shares. Only Class A shares are presently available for purchase. Class B(1), Class B, Class C, and Class S are not being offered at this time. Currently, Class A shares are only available to certain retirement plans and no front-end sales charges apply. Sales charges of up to 5.75% can apply if Class A shares are made available to other investors. Class A shares pay annual service and distribution fees equal to 0.25% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B
(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are being offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of MetLife Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distributon fees. The fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
The fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. NET INVESTMENT INCOME
Net investment income consists of the fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the fund determined in accordance with generally accepted accounting principles.

D. DIVIDENDS
Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

E. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary because the fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2
The Portfolio pays an advisory fee of 0.045% of the Portfolio's average daily net assets to the Portfolio's investment adviser, State Street Global Advisors ("SSgA"), a division of State Street Bank and Trust Company ("SS Bank"). During the period September 5, 2000 (commencement of operations) to December 31, 2000, the amount of such expenses allocated from the portfolio to the fund was $67.

The fund may pay a management fee of 0.25% annually on assets managed directly by the investment manager. Currently, however, the Fund invests exclusively in the Portfolio and no management fee is paid to the investment manager.

The investment manager is also entitled to a general administration fee of 0.25% of the fund's average daily net assets for administrative services provided to the fund. During the period September 5, 2000, (commencement of operations) to December 31, 2000, the fees pursuant to such agreement amounted to $379.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect, wholly owned subsidiary of MetLife, provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. During the period September 5, 2000 (commencement of operations) to December 31, 2000, the amount of such expenses was $1,634.

The fees of the Trustees not currently affiliated with the Adviser amounted to $1,644 during the period September 5, 2000 (commencement of operations) to December 31, 2000.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing accounting services to the fund. The fee was based on a fixed annual amount that has been allocated equally among the State Street Research Funds. During the period September 5, 2000 (commencement of operations) to December 31, 2000, the amount of such expenses was $17,466.

NOTE 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the fund. During the period September 5, 2000 (commencement of operations) to December 31, 2000, the amount of such expenses assumed by the Distributor and its affiliates was $57,976.

The fund has adopted a plan to limit the fund's expenses to certain annual limits. Under the plan, the overall expenses for the fund will not fall below the percentage limitation until the Distributor has been fully reimbursed for fees and expenses paid by the Distributor. The fund will reimburse the Distributor in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitations.

NOTE 4
For the period September 5, 2000 (commencement of operations) to December 31, 2000, increases and decreases in the fund's investment in the Portfolio aggregated $602,309 and $18,625, respectively.

NOTE 5
The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the fund pays annual service and distribution fees to the Distributor at a rate of 0.25% of average daily net assets for Class A. Class B(1), Class B and Class C shares pay annual service and distribution fees of 1.00% of average daily net assets. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the period September 5, 2000 (commencement of operations) to December 31, 2000, fees pursuant to such plans amounted to $379 for Class A shares.

NOTE 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At December 31, 2000, the Adviser owned one Class A share and MetLife owned 50,000 Class A shares of the fund.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH
MASTER INVESTMENT TRUST AND THE SHAREHOLDERS OF
STATE STREET RESEARCH EQUITY INDEX FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Equity Index Fund (a series of State Street Research Master Investment Trust, hereafter referred to as the "Trust") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period September 5, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2001

STATE STREET RESEARCH EQUITY INDEX FUND

------------------------------------------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH MASTER INVESTMENT TRUST
------------------------------------------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RICHARD S. DAVIS                       RICHARD S. DAVIS
EQUITY INDEX FUND                          Chairman of the Board,                 Chairman of the Board, President,
One Financial Center                       President and Chief                    Chief Executive Officer
Boston, MA 02111                           Executive Officer                      and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         JAMES M. WEISS                         Management Company
State Street Research &                    Vice President
Management Company                                                                BRUCE R. BOND
One Financial Center                       JOHN T. WILSON                         Former Chairman of the Board,
Boston, MA 02111                           Vice President                         Chief Executive Officer and
                                                                                  President, PicturTel Corporation
DISTRIBUTOR                                GERARD P. MAUS
State Street Research                      Treasurer                              STEVE A. GARBAN
Investment Services, Inc.                                                         Former Senior Vice President
One Financial Center                       DOUGLAS A. ROMICH                      for Finance and Operations and
Boston, MA 02111                           Assistant Treasurer                    Treasurer, The Pennsylvania
                                                                                  State University
SHAREHOLDER SERVICES                       FRANCIS J. MCNAMARA, III
State Street Research                      Secretary and General Counsel          DEAN O. MORTON
Service Center                                                                    Former Executive Vice
P.O. Box 8408                              DARMAN A. WING                         President,  Chief Operating
Boston, MA 02266-8408                      Assistant Secretary and                Officer and Director,
1-87-SSR-FUNDS (1-877-773-8637)            Assistant General Counsel              Hewlett-Packard Company

CUSTODIAN                                  SUSAN E. BREEN                         SUSAN M. PHILLIPS
State Street Bank and                      Assistant Secretary                    Dean, School of Business
Trust Company                                                                     and Public Management,
225 Franklin Street                        AMY L. SIMMONS                         George Washington University;
Boston, MA 02110                           Assistant Secretary                    former Member of the Board
                                                                                  of Governors of the Federal
LEGAL COUNSEL                                                                     Reserve System and Chairman
Goodwin, Procter & Hoar LLP                                                       and Commissioner of the
Exchange Place                                                                    Commodity Futures Trading
Boston, MA 02109                                                                  Commission

INDEPENDENT ACCOUNTANTS                                                           TOBY ROSENBLATT
PricewaterhouseCoopers LLP                                                        President, Founders Investments Ltd.
160 Federal Street                                                                President, The Glen Ellen Company
Boston, MA 02110
                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

                   STATE STREET EQUITY 500 INDEX PORTFOLIO

                                  ANNUAL REPORT

                                DECEMBER 31, 2000

STATE STREET EQUITY 500 INDEX PORTFOLIO

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
------------------------------------------------------------------------------

The Portfolio

The State Street Equity 500 Index Portfolio's (the "Portfolio") investment objective is to replicate as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500 Index. The S&P 500 Index is a well-known unmanaged stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

From March 1, 2000, commencement of operations of the Portfolio, through December 31, 2000, the Portfolio declined 2.41%. For the same period, the S&P 500 Index declined 2.45%.

The Market

Unlike 1999, technology did not lead the S&P 500 Index performance in 2000. In fact, it comes as no surprise that the technology sector was the largest detractor for the S&P 500 Index performance in 2000. From the well publicized legal troubles of Microsoft to the fundamental problems at Lucent Technology, the sector performance has dropped to levels unimaginable just a short time ago. Firms that drove the S&P 500 Index to new high after new high in 1999 were the biggest negative contributors to the 2000 return to the Index. Microsoft provided the largest drag on a cap weighted basis and was joined by Lucent, Cisco and Yahoo. Indeed, 11 out of the 15 largest negative contributors on a cap weighted basis to the performance of the Index were technology companies. The other four were retail giants Wal-Mart and Home Depot as well as utility sector components Worldcom and AT&T.

Not all was lost for 2000 though. The financial and health care sectors had decent years in 2000. The biggest contributors to the S&P 500 Index performance for the twelve months ended December 31, 2000 came from these two sectors. The financial companies include AIG, overall the largest positive performance contributor for 2000, Citigroup and Wells Fargo. Strong performers in the health care sector include some of the large pharmaceutical firms such as Merck, Pfizer and Warner-Lambert.

As of December 31, 2000, Standard & Poor's made 59 additions and 58 deletions to the S&P 500 Index for the year (a December 31, 1999 deletion did not have an offsetting addition until January 3, 2000, hence the difference in the number of additions and deletions). The addition of JDS Uniphase on July 26, 2000 was the major index change for 2000. At just under 1% of the portfolio, JDS Uniphase was the largest addition to the S&P 500 since Microsoft was added. Deletions generally occur because of mergers and acquisitions, bankruptcies and restructurings, or lack of representation.

STATE STREET EQUITY 500 INDEX PORTFOLIO

GROWTH OF A $10,000 INVESTMENT (A)

                      Equity 500 Index Portfolio          S&P 500 Index

3/1/2000                       10,000                         10,000
6/30/2000                      10,683                         10,686
9/30/2000                      10,583                         10,583
12/31/2000                      9,759                          9,755

------------------------------------------------------------------------------
                           INVESTMENT PERFORMANCE (a)
------------------------------------------------------------------------------
                     For the Period Ended December 31, 2000
------------------------------------------------------------------------------
                                                     Total Return
                                                       Cumulative
                                       Since Inception (3/1/2000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
     State Street Equity 500 Index Portfolio              -2.41%
------------------------------------------------------------------------------
     S&P 500 Index (b)                                    -2.45%
------------------------------------------------------------------------------

(a) Total returns and performance graph information represent past performance and are not indicative of future results. Investment return and principal value of an investment will fluctuate so that a partner's share, when redeemed, may be worth more or less than its original cost.
(b) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general.

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                                                   MARKET
                                                                    VALUE
                                                        SHARES      (000)
                                                       --------  ----------
COMMON STOCKS - 98.6%
AEROSPACE - 1.1%
Boeing Co.                                              219,476  $   14,485
General Dynamics Corp.                                   49,700       3,877
Lockheed Martin Corp.                                   106,946       3,631
Northrop Grumman Corp.                                   18,400       1,527
United Technologies Corp.                               116,900       9,191
                                                                 ----------
                                                                     32,711
                                                                 ----------

BASIC INDUSTRIES - 2.9%
Air Products & Chemicals, Inc.                           59,100       2,423
Alcan Aluminum, Ltd.                                     82,300       2,814
Alcoa, Inc.                                             212,660       7,124
Allegheny Technologies, Inc.                             18,988         301
B.F. Goodrich Co.                                        24,500         891
Barrick Gold Corp.                                       95,700       1,568
Bemis Co., Inc.                                          14,800         497
Boise Cascade Corp.                                      15,400         518
Dow Chemical Co.                                        166,400       6,094
du Pont (E.I.) de Nemours & Co.                         260,841      12,602
Eastman Chemical Co.                                     18,125         884
Engelhard Corp.                                          32,725         667
FMC Corp. (a)                                             6,900         495
Freeport-McMoRan Copper & Gold, Inc. Class B (a)         45,600         390
Great Lakes Chemical Corp.                               11,600         431
Hercules, Inc.                                           27,400         522
Homestake Mining Co.                                     71,800         301
Illinois Tool Works, Inc.                                76,000       4,527
Inco, Ltd. (a)                                           49,100         823
International Paper Co.                                 120,845       4,932
Kimberly-Clark Corp.                                    131,536       9,298
Mead Corp.                                               27,500         863
Minnesota Mining & Manufacturing Co.                     97,300      11,725
Newmont Mining Corp.                                     46,867         800
Nucor Corp.                                              19,000         754
Phelps Dodge Corp.                                       18,639       1,040
Placer Dome, Inc.                                        89,100         858
Potlatch Corp.                                            7,000         235
PPG Industries, Inc.                                     42,300       1,959
Praxair, Inc.                                            40,500       1,797
Rohm & Haas Co.                                          52,420       1,903
Sealed Air Corp. (a)                                     22,443         684
Sigma Aldrich Corp.                                      18,000         706
Temple-Inland, Inc.                                      11,700         627
Union Carbide Corp.                                      32,700       1,760
USX-U.S. Steel Group                                     23,000         414
Westvaco Corp.                                           27,800         811
Willamette Industries, Inc.                              26,500       1,244
Worthington Industries, Inc.                             21,900         177
                                                                 ----------
                                                                     86,459
                                                                 ----------

CAPITAL GOODS - 6.1%
Allied Waste Industries, Inc.(a)                         50,100         730
Ball Corp.                                                7,900         364
Boston Scientific Corp.(a)                               99,500       1,362
Briggs & Stratton Corp.                                   5,500         244
Caterpillar, Inc.                                        86,500       4,093
Cooper Industries, Inc.                                  24,400       1,121
Crane Co.                                                17,600         501
Cummins Engine Co., Inc.                                 11,600         440
Deere & Co.                                              58,000       2,657
Dover Corp.                                              51,600       2,093
Emerson Electric Co.                                    106,700       8,409
General Electric Co.                                  2,456,200     117,744
Grainger (W.W.), Inc.                                    25,300         924
HCA-Healthcare Corp. (The)                              138,632       6,101
Ingersoll-Rand Co.                                       41,700       1,746
ITT Industries, Inc.                                     23,400         907
Johnson Controls, Inc.                                   22,000       1,144
Millipore Corp.                                          12,700         800
National Service Industries, Inc.                        11,300         290
Pall Corp.                                               34,200         729
Parker-Hannifin Corp.                                    26,850       1,185
Raytheon Co. Class B                                     82,300       2,556
Timken Co.                                               14,500         219
TRW, Inc.                                                30,100       1,166
Tyco International, Ltd.                                432,668      24,013
                                                                 ----------
                                                                    181,538
                                                                 ----------

CONSUMER BASICS - 20.8%
Abbott Laboratories                                     382,400      18,523
Aetna, Inc. (a)                                          34,902       1,433
Albertson's, Inc.                                       104,603       2,772
Allergan, Inc.                                           33,500       3,243
ALZA Corp. (a)                                           58,800       2,499
American Home Products Corp.                            324,000      20,590
Amgen, Inc. (a)                                         255,300      16,323
Archer-Daniels-Midland Co.                              160,823       2,412
Bard (C.R.), Inc.                                        13,800         643
Bausch & Lomb, Inc.                                      14,300         578
Baxter International, Inc.                               72,300       6,385
Becton, Dickinson & Co.                                  62,400       2,161
Biogen, Inc. (a)                                         36,500       2,192
Biomet, Inc.                                             46,050       1,828
Black & Decker Corp.                                     21,700         852
Bristol-Myers Squibb Co.                                484,100      35,793
Campbell Soup Co.                                       107,100       3,708
Cardinal Health, Inc.                                    68,612       6,836
Chiron Corp. (a)                                         45,600       2,026
Clorox Co. (The)                                         59,400       2,109
Coca-Cola Co. (The)                                     613,900      37,410
Coca-Cola Enterprises, Inc.                             106,400       2,022
Colgate-Palmolive Co.                                   143,400       9,257
ConAgra, Inc.                                           135,600       3,526
Corning, Inc.                                           227,200      11,999
Costco Wholesale Corp.(a)                               111,300       4,445
CVS Corp.                                                98,600       5,910
Forest Laboratories, Inc.(a)                             22,300       2,963
General Mills, Inc.                                      70,800       3,155
Gillette Co. (The)                                      263,000       9,501
HEALTHSOUTH Corp. (a)                                   100,300       1,636
Heinz (H.J.) Co.                                         84,750       4,020
Hershey Foods Corp.                                      33,700       2,169
Humana, Inc. (a)                                         43,900         670
Johnson & Johnson                                       344,100      36,152
Kellogg Co.                                             100,300       2,633
King Pharmaceuticals, Inc.(a)                            42,300       2,186
Kroger Co. (The) (a)                                    206,600       5,591
Lilly (Eli) & Co.                                       278,900      25,955
Manor Care, Inc. (a)                                     29,200         602
McKesson HBOC, Inc.                                      69,551       2,496
MedImmune, Inc. (a)                                      53,000       2,528
Medtronic, Inc.                                         296,900      17,925
Merck & Co., Inc.                                       571,300      53,488
Pactiv Corp. (a)                                         45,200         559
PepsiCo, Inc.                                           356,800      17,684
Pfizer, Inc.                                          1,563,425      71,918
Pharmacia & Upjohn, Inc.                                318,832      19,449
Philip Morris Cos., Inc.                                550,000      24,200
Procter & Gamble Co.                                    322,500      25,296
Quaker Oats Co.                                          32,900       3,204
Ralston-Purina Group                                     75,500       1,972
Safeway, Inc. (a)                                       123,300       7,706
Sara Lee Corp.                                          209,300       5,141
Schering-Plough Corp.                                   361,600      20,521
Snap-On Tools Corp.                                      15,900         443
St. Jude Medical, Inc. (a)                               20,250       1,244
Stanley Works                                            19,700         614
Stryker Corp.                                            48,000       2,428
SYSCO Corp.                                             169,400       5,082
Tenet Healthcare Corp.                                   77,200       3,431
Tupperware Corp.                                         14,600         298
Unilever NV ADR                                         143,428       9,027
UnitedHealth Group, Inc. (a)                             78,200       4,800
UST Corp.                                                42,700       1,198
Watson Pharmaceuticals, Inc. (a)                         26,300       1,346
Wellpoint Health Networks, Inc.(a)                       15,300       1,763
Winn-Dixie Stores, Inc.                                  32,500         630
Wrigley (Wm.), Jr. Co.                                   28,100       2,692
                                                                 ----------
                                                                    613,791
                                                                 ----------

CONSUMER DURABLES - 1.3%
AutoZone, Inc. (a)                                       33,100         943
Avery Dennison Corp. 29,000                               1,591
Best Buy Co. (a)                                         51,400       1,519
Cooper Tire & Rubber Co.                                 18,900         201
Dana Corp.                                               35,365         542
Danaher Corp.                                            35,000       2,393
Delphi Automotive Systems Corp.                         137,941       1,552
Eaton Corp.                                              17,600       1,323
Ford Motor Co.                                          462,278      10,835
General Motors Corp.                                    136,398       6,948
Genuine Parts Co.                                        43,450       1,138
Goodyear Tire & Rubber Co.                               43,500       1,000
Harley-Davidson, Inc.                                    75,800       3,013
Leggett & Platt, Inc.                                    52,800       1,000
Maytag Corp.                                             19,400         627
PACCAR, Inc.                                             20,890       1,029
Pitney Bowes, Inc.                                       63,100       2,090
Visteon Corp.                                            30,250         348
Whirlpool Corp.                                          16,300         777
                                                                 ----------
                                                                     38,869
                                                                 ----------

CONSUMER NON-DURABLES - 5.9%
Alberto Culver Co. Class B                               16,000         685
Anheuser-Busch Cos., Inc.                               222,500      10,124
Avon Products, Inc.                                      57,700       2,762
Bed Bath & Beyond, Inc. (a)                              72,200       1,615
Brown-Forman Distillers, Inc. Class B                    16,400       1,091
Brunswick Corp.                                          23,800         391
Circuit City Stores, Inc.                                49,700         572
Consolidated Stores Corp. (a)                            28,942         307
Coors (Adolph) Co. Class B                                9,400         755
Dillard's, Inc. Class A                                  28,000         331
Dollar General Corp.                                     85,616       1,616
Eastman Kodak Co.                                        75,300       2,965
Federated Department Stores, Inc. (a)                    50,700       1,774
Fortune Brands, Inc.                                     37,800       1,134
Gap, Inc.                                               208,275       5,311
Hasbro, Inc.                                             46,400         493
Home Depot, Inc. (The)                                  572,997      26,179
International Flavors & Fragrances, Inc.                 28,200         573
JC Penney & Co., Inc.                                    70,700         769
Kohl's Corp. (a)                                         82,300       5,020
Kmart Corp. (a)                                         131,900         701
Limited, Inc. (The)                                     108,836       1,857
Liz Claiborne, Inc.                                      12,900         537
Longs Drug Stores, Inc.                                   9,700         234
Lowe's Cos., Inc.                                        96,800       4,308
Mattel, Inc.                                            103,587       1,496
May Department Stores Co.                                73,400       2,404
Newell Rubbermaid, Inc.                                  67,057       1,525
NIKE, Inc. Class B                                       67,300       3,756
Nordstrom, Inc.                                          36,600         666
Office Depot, Inc. (a)                                   79,500         566
Radioshack Corp.                                         46,100       1,974
Reebok International, Ltd. (a)                           13,700         375
Sears Roebuck & Co.                                      85,200       2,961
Staples, Inc. (a)                                       118,050       1,394
Starbucks Corp. (a)                                      46,100       2,040
SuperValu, Inc.                                          36,900         512
Target Corp.                                            224,800       7,250
Tiffany & Company                                        35,300       1,116
TJX Cos., Inc.                                           70,600       1,959
Toys "(beta)" Us, Inc. (a)                               48,200         804
V.F. Corp.                                               27,000         978
Wal-Mart Stores, Inc.                                 1,106,600      58,788
Walgreen Co.                                            252,500      10,558
                                                                 ----------
                                                                    173,226
                                                                 ----------

CONSUMER SERVICES - 1.7%
AMR Corp.                                                36,300       1,422
Carnival Corp.                                          146,900       4,526
Convergys Corp. (a)                                      40,300       1,826
Darden Restaurants, Inc.                                 28,600         654
Delta Air Lines, Inc.                                    29,700       1,491
Disney (Walt) Co.                                       514,986      14,902
Harrah's Entertainment, Inc. (a)                         32,100         847
Hilton Hotels Corp.                                      89,700         942
Marriot International, Inc. Class A                      62,000       2,619
McDonald's Corp.                                        323,400      10,996
Sabre Holdings Corporation Class A                       31,123       1,342
Sapient Corp. (a)                                        31,800         378
Southwest Airlines Co.                                  126,787       4,251
Starwood Hotels & Resorts Worldwide, Inc. Class B        47,200       1,664
Tricon Global Restaurants, Inc. (a)                      38,810       1,281
USAirways Group, Inc. (a)                                15,500         629
Wendy's International, Inc.                              28,900         759
                                                                 ----------
                                                                     50,529
                                                                 ----------

ELECTRICAL EQUIPMENT - 0.8%
American Power Conversion Corp. (a)                      52,400         645
Molex, Inc.                                              50,775       1,799
Power-One, Inc. (a)                                      18,800         739
Tektronix, Inc.                                          24,800         836
Texas Instruments, Inc.                                 427,830      20,269
Thomas & Betts Corp.                                     14,900         241
                                                                 ----------
                                                                     24,529
                                                                 ----------

ELECTRONICS - 2.7%
Agilent Technologies, Inc. (a)                          111,300       6,094
Altera Corp. (a)                                        101,100       2,660
Analog Devices, Inc. (a)                                 89,000       4,556
Applied Micro Circuits Corp. (a)                         70,700       5,302
Broadcom Corp. (a)                                       59,000       4,960
Conexant Systems, Inc. (a)                               57,100         871
JDS Uniphase Corp. (a)                                  237,500       9,915
KLA Tencor Corporation (a)                               48,200       1,624
Lexmark International Group, Inc. Class A (a)            30,600       1,356
Linear Technology Corp.                                  78,700       3,635
Maxim Integrated Products, Inc. (a)                      71,700       3,424
Novellus Systems, Inc. (a)                               34,200       1,225
QLogic Corp. (a)                                         22,000       1,698
QUALCOMM, Inc. (a)                                      184,700      15,168
Sanmina Corp. (a)                                        38,700       2,965
Solectron Corp. (a)                                     155,700       5,278
Teradyne, Inc. (a)                                       45,100       1,680
Vitesse Semiconductor Corp. (a)                          44,200       2,445
Xilinx, Inc. (a)                                         82,300       3,816
                                                                 ----------
                                                                     78,672
                                                                 ----------

ENERGY - 6.8%
Amerada Hess Corp.                                       22,600       1,651
Anadarko Petroleum Corp.                                 60,968       4,334
Apache Corp.                                             29,900       2,095
Ashland, Inc.                                            18,900         678
Baker Hughes, Inc.                                       81,980       3,407
Burlington Resources, Inc.                               54,522       2,753
Calpine Corp. (a)                                        69,700       3,141
Chevron Corp.                                           158,400      13,375
Conoco, Inc. Class B                                    156,900       4,540
Constellation Energy Group                               37,100       1,672
Devon Energy Corp.                                       31,299       1,908
El Paso Energy Corp.                                     57,900       4,147
EOG Resources, Inc.                                      29,200       1,597
Exxon Mobil Corp.                                       861,405      74,888
Halliburton Co.                                         108,200       3,922
Kerr-McGee Corp.                                         23,356       1,563
Kinder Morgan, Inc.                                      29,700       1,550
McDermott International, Inc.                            15,400         166
Nabors Industries, Inc. (a)                              36,900       2,183
Occidental Petroleum Corp.                               95,300       2,311
ONEOK, Inc.                                               8,000         385
Phillips Petroleum Co.                                   62,200       3,538
Progress Energy, Inc.                                    51,547       2,536
Progress Energy, Inc. CVO (a)                            12,200           5
Rowan Cos., Inc. (a)                                     25,200         680
Royal Dutch Petroleum Co. ADR                           530,800      32,147
Schlumberger, Ltd.                                      142,600      11,399
Sempra Energy                                            49,150       1,143
Sunoco, Inc.                                             21,355         719
Texaco, Inc.                                            137,600       8,548
Tosco Corp.                                              34,900       1,185
Transocean Sedco Forex, Inc.                             53,952       2,482
Unocal Corp.                                             62,700       2,426
USX-Marathon Group                                       80,500       2,234
                                                                 ----------
                                                                    201,308
                                                                 ----------

FINANCE - 17.4%
AFLAC, Inc.                                              66,700       4,815
Allstate Corp.                                          183,488       7,993
Ambac Financial Group, Inc.                              26,550       1,548
American Express Co.                                    328,800      18,063
American General Corp.                                   63,287       5,158
American International Group, Inc.                      576,667      56,838
AmSouth Bancorp                                          98,850       1,507
AON Corp.                                                63,050       2,159
Bank of America Corp.                                   402,295      18,455
Bank of New York Co., Inc.                              184,600      10,188
Bank One Corp.                                          288,968      10,583
BB&T Corp.                                               96,700       3,608
Bear Stearns Cos., Inc.                                  27,668       1,402
Capital One Financial Corp.                              50,100       3,297
Charter One Financial, Inc.                              54,655       1,578
Chubb Corp. (The)                                        43,600       3,771
CIGNA Corp.                                              38,500       5,094
Cincinnati Financial Corp.                               41,700       1,650
CIT Group, Inc. (The) Class A                            63,400       1,276
Citigroup, Inc.                                       1,245,476      63,597
Comerica, Inc.                                           40,350       2,396
Conseco, Inc.                                            75,145         991
Countrywide Credit Industries, Inc.                      27,300       1,372
Equifax, Inc.                                            35,900       1,030
Fannie Mae                                              249,200      21,618
Federal Home Loan Mortgage Corp.                        171,500      11,812
Fifth Third Bancorp                                     115,925       6,927
First Union Corp.                                       240,812       6,698
Firstar Corp.                                           233,176       5,421
FleetBoston Financial Corp.                             225,264       8,462
Franklin Resources, Inc.                                 61,700       2,351
Golden West Financial Corp.                              39,900       2,693
Hartford Financial Services Group, Inc. (The)            56,100       3,962
Household International Corp.                           118,199       6,501
Huntington Bancshares, Inc.                              66,047       1,069
JP Morgan Chase and Co.                                 323,642      14,706
Jefferson-Pilot Corp.                                    26,775       2,001
KeyCorp                                                 106,898       2,993
Lehman Brothers Holdings, Inc.                           60,600       4,098
Lincoln National Corp.                                   48,600       2,299
Loews Corp.                                              24,900       2,579
Marsh & McLennan Cos., Inc.                              67,750       7,927
MBIA, Inc.                                               25,500       1,890
MBNA Corp.                                              212,582       7,852
Mellon Financial Corp.                                  119,900       5,898
Merrill Lynch & Co., Inc.                               201,200      13,719
MetLife, Inc.                                           190,600       6,671
MGIC Investment Corp.                                    26,000       1,753
Moody's Corp.                                            43,700       1,123
Morgan (J.P.) & Co., Inc.                                39,300       6,504
Morgan Stanley Dean Witter & Co.                        277,112      21,961
National City Corp.                                     151,600       4,359
Northern Trust Corp.                                     56,100       4,576
Old Kent Financial Corp.                                 32,875       1,438
Paychex, Inc.                                            94,025       4,572
PNC Bank Corp.                                           72,900       5,326
Price (T. Rowe) & Associates, Inc                        32,200       1,360
Progressive Corp.                                        19,100       1,979
Providian Financial Corp.                                71,800       4,129
Regions Financial Corp.                                  53,100       1,450
SAFECO Corp.                                             30,300         996
Schwab (Charles) Corp.                                  345,250       9,797
SouthTrust Corp.                                         40,600       1,652
St. Paul Cos., Inc.                                      55,472       3,013
State Street Corp.                                       40,800       5,068
Stilwell Financial, Inc.                                 57,900       2,283
Summit Bancorp                                           42,000       1,604
SunTrust Banks, Inc.                                     74,400       4,687
Synovus Financial Corp.                                  74,100       1,996
Torchmark Corp.                                          30,800       1,184
U.S. Bancorp                                            187,817       5,482
Union Planters Corp.                                     35,600       1,273
UnumProvident Corp.                                      63,228       1,699
USA Education, Inc.                                      38,100       2,591
Wachovia Corp.                                           50,400       2,930
Washington Mutual, Inc.                                 132,598       7,036
Wells Fargo Co.                                         422,787      23,544
                                                                 ----------
                                                                    515,881
                                                                 ----------

GENERAL BUSINESS - 3.0%
American Greetings Corp. Class A                         17,800         168
Automatic Data Processing, Inc.                         156,800       9,927
Block (H&R) Co., Inc.                                    21,600         894
Cendant Corp. (a)                                       189,636       1,825
Clear Channel Communications, Inc. (a)                  146,100       7,077
Comcast Corp. Special Class A(a)                        225,900       9,417
Computer Sciences Corp. (a)                              41,700       2,507
Deluxe Corp.                                             19,900         503
Donnelley (R.R.) & Sons Co.                              33,300         899
Dow Jones & Co., Inc.                                    22,700       1,285
Ecolab, Inc.                                             31,000       1,339
First Data Corp.                                         99,100       5,221
Fluor Corp. (a)                                          19,900         658
Gannett Co., Inc.                                        66,100       4,168
Harcourt General, Inc.                                   19,700       1,127
IMS Health, Inc.                                         75,600       2,041
Interpublic Group Cos., Inc.                             77,600       3,303
Knight-Ridder, Inc.                                      17,900       1,018
McGraw-Hill, Inc.                                        49,800       2,920
Meredith Corp.                                           14,000         451
New York Times Co. Class A                               40,900       1,639
Omnicom Group, Inc.                                      44,400       3,680
Quintiles Transnational Corp. (a)                        31,100         651
Robert Half International, Inc. (a)                      46,000       1,219
Time Warner, Inc.                                       328,300      17,150
Tribune Co.                                              75,845       3,205
Waste Management, Inc.                                  158,059       4,386
                                                                 ----------
                                                                     88,678
                                                                 ----------

SHELTER - 0.4%
Centex Corp.                                             14,600         548
Georgia-Pacific Group                                    54,643       1,701
Kaufman & Broad Home Corp.                               11,100         374
Louisiana Pacific Corp.                                  29,100         295
Masco Corp.                                             113,700       2,921
Pulte Corp.                                              11,600         489
Sherwin-Williams Co.                                     40,300       1,060
Vulcan Materials Co.                                     26,500       1,269
Weyerhaeuser Co.                                         54,100       2,746
                                                                 ----------
                                                                     11,403
                                                                 ----------

TECHNOLOGY - 16.0%
Adaptec, Inc. (a)                                        25,100         256
Adobe Systems, Inc.                                      60,400       3,514
Advanced Micro Devices, Inc. (a)                         78,600       1,086
America Online, Inc. (a)                                577,898      20,111
Apple Computer, Inc. (a)                                 82,000       1,215
Applera Corp - Applied Biosystems Group (a)              52,900       4,976
Applied Materials, Inc. (a)                             202,700       7,741
Autodesk, Inc.                                           15,900         427
BMC Software, Inc. (a)                                   62,400         870
BroadVision, Inc. (a)                                    66,300         783
Cabletron Systems, Inc. (a)                              44,800         675
Ceridian Corp. (a)                                       37,800         754
Cisco Systems, Inc. (a)                               1,783,500      68,219
Citrix Systems, Inc. (a)                                 48,800       1,098
COMPAQ Computer Corp.                                   424,729       6,392
Computer Associates International, Inc.                 145,662       2,840
Compuware Corp. (a)                                      97,500         609
Dell Computer Corp. (a)                                 638,600      11,136
Electronic Data Systems Corp.                           115,000       6,641
EMC Corp. (a)                                           541,724      36,025
Gateway, Inc. (a)                                        81,500       1,466
Guidant Corp. (a)                                        77,700       4,191
Hewlett-Packard Co.                                     488,500      15,418
Honeywell International, Inc.                           196,637       9,303
Intel Corp.                                           1,667,300      50,123
International Business Machines Corp.                   434,400      36,924
Intuit, Inc. (a)                                         51,500       2,028
LSI Logic Corp. (a)                                      76,600       1,309
Mercury Interactive Corp. (a)                            20,300       1,831
Micron Technology, Inc. (a)                             139,100       4,938
Microsoft Corp. (a)                                   1,321,200      57,390
National Semiconductor Corp. (a)                         46,600         938
NCR Corp. (a)                                            22,900       1,125
Network Appliance, Inc. (a)                              78,400       5,032
Novell, Inc. (a)                                         88,800         461
Oracle Systems Corp. (a)                              1,386,320      40,377
Palm, Inc. (a)                                          140,973       3,982
Parametric Technology Corp. (a)                          64,000         860
PeopleSoft, Inc. (a)                                     69,400       2,572
PerkinElmer, Inc.                                        12,800       1,344
Rockwell International Corp.                             45,200       2,153
Scientific-Atlanta, Inc.                                 39,400       1,283
Siebel Systems, Inc. (a)                                104,100       7,033
Sun Microsystems, Inc. (a)                              796,500      22,153
Symbol Technologies, Inc.                                36,700       1,321
Tellabs, Inc. (a)                                       100,900       5,694
Textron, Inc.                                            36,500       1,697
Thermo Electron Corp. (a)                                43,200       1,285
Unisys Corp. (a)                                         74,700       1,092
VERITAS Software Corp. (a)                               96,100       8,409
Xerox Corp.                                             166,100         768
Yahoo!, Inc. (a)                                        137,900       4,137
                                                                 ----------
                                                                    474,005
                                                                 ----------

TELECOMMUNICATIONS - 7.4%
ADC Telecommunications, Inc. (a)                        196,300       3,558
Andrew Corp. (a)                                         20,868         454
AT&T Corp.                                              928,014      16,066
Avaya, Inc. (a)                                          71,016         732
BellSouth Corp.                                         462,000      18,913
CenturyTel, Inc.                                         33,950       1,214
Comverse Technology, Inc. (a)                            39,700       4,312
Global Crossing, Ltd. (a)                               223,710       3,202
Lucent Technologies, Inc.                               824,892      11,136
Motorola, Inc.                                          545,521      11,047
Nextel Communications, Inc. Class A(a)                  187,000       4,617
Nortel Networks Corp.                                   766,520      24,576
Qwest Communications International, Inc. (a)            409,215      16,778
SBC Communications, Inc.                                838,345      40,031
Verizon Communications                                  668,306      33,499
Viacom, Inc. Class B (a)                                374,114      17,490
WorldCom, Inc.                                          719,183      10,113
                                                                 ----------
                                                                    217,738
                                                                 ----------

TRANSPORTATION - 0.4%
Burlington Northern, Inc.                                99,407       2,815
CSX Corp.                                                56,200       1,458
FedEx Corp. (a)                                          71,240       2,847
Navistar International Corp. (a)                         15,350         402
Norfolk Southern Corp.                                   95,800       1,275
Ryder Systems, Inc.                                      17,100         284
Union Pacific Corp.                                      61,500       3,121
                                                                 ----------
                                                                     12,202
                                                                 ----------

UTILITIES - 3.9%
AES Corp. (a)                                           112,600       6,235
Allegheny Energy, Inc.                                   27,900       1,344
Alltel Corp.                                             76,600       4,783
Ameren Corp.                                             36,077       1,671
American Electric Power Co., Inc.                        80,300       3,734
Cinergy Corp.                                            38,626       1,357
CMS Energy Corp.                                         30,800         976
Coastal Corp.                                            54,500       4,813
Consolidated Edison, Inc. (a)                            53,200       2,048
Dominion Resources, Inc.                                 58,408       3,913
DTE Energy Co.                                           34,500       1,343
Duke Energy Corp. NPV                                    91,874       7,832
Dynegy, Inc. Class A                                     77,200       4,328
Edison International                                     83,700       1,308
Enron Corp.                                             185,100      15,387
Entergy Corp.                                            53,800       2,276
Exelon Corp.                                             79,937       5,612
FirstEnergy Corp.                                        55,900       1,764
FPL Group, Inc.                                          44,300       3,179
GPU, Inc.                                                29,000       1,068
KeySpan Corp.                                            34,900       1,479
Niagara Mohawk Holdings, Inc. (a)                        41,800         698
NICOR, Inc.                                              13,300         574
NiSource, Inc.                                           49,439       1,520
Peoples Energy Corp.                                      8,300         371
PG&E Corp.                                              100,300       2,006
Pinnacle West Capital Corp.                              22,000       1,048
PPL Corp.                                                36,200       1,636
Public Service Enterprise Group, Inc.                    53,200       2,587
Reliant Energy, Inc.                                     72,910       3,158
Southern Co.                                            164,200       5,460
Sprint Corp. (Fon Group)                                216,900       4,406
Sprint Corp. (PCS Group) (a)                            232,600       4,754
TXU Corp.                                                64,830       2,873
Williams Co.s. (The)                                    111,880       4,468
Xcel Energy, Inc.                                        83,760       2,434
                                                                 ----------
                                                                    114,443
                                                                 ----------
TOTAL COMMON STOCKS (cost $2,386,995,000)                         2,915,982
                                                                 ----------

                                                          PAR
                                                         AMOUNT
                                                         ------
GOVERNMENT AND AGENCY SECURITIES - 0.3%
U.S. Treasury Bill 5.88% due 03/15/01 (b)(c)              8,235       8,137
                                                                 ----------
Total Government and Agency Securities (cost $8,137,000)              8,137
                                                                  ---------

                                                         SHARES
                                                         ------
SHORT TERM INVESTMENTS - 16.3%
AIM Short Term Investment
  Prime Portfolio                                        36,611      36,611
State Street Navigator Securities Lending
  Prime Portfolio (d)                                   446,834     446,834
Federated Investors Prime Cash Obligations Fund               3           3
                                                                 ----------

TOTAL SHORT TERM INVESTMENTS (cost $483,448,000)                    483,448
                                                                 ----------

TOTAL INVESTMENTS - 115.2%
  (identified cost $2,878,580,000)                                3,407,567
OTHER ASSETS AND LIABILITIES NET - (15.2)%                         (450,296)
                                                                 ----------
NET ASSETS - 100%                                                $2,957,271
                                                                 ==========

(a) Non-income producing security.
(b) Held as collateral in connection with futures contracts purchased by the Portfolio.
(c) Rate represents annualized yield at date of purchase. (d) Security represents investment made with cash collateral received from securities loaned.

Abbreviations
ADR - American Depositary Receipt
CVO - Contingent Value Obligation
NPV - No Par Value
NV - Non-voting

SCHEDULE OF FUTURES CONTRACTS

                                                                    Unrealized
                                                         Number of Depreciation
                                                         Contracts    (000)
                                                         --------- ------------
S&P 500 Financial Futures Contracts
   Expiration date 03/2001                                  132         (1,734)

Total unrealized depreciation on
  Open futures contracts purchased                                  $   (1,734)
                                                                    ==========

                       See Notes to Financial Statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

(Amounts in thousands)

ASSETS
Investments at market (identified cost $2,878,580)               $  3,407,567
Receivables:
   Dividends and interest                                               2,651
                                                                 ------------
      Total assets                                                  3,410,218
LIABILITIES
Payables:
   Investments purchased                        $      5,302
   Upon return of securities loaned                  446,834
   Daily variation margin on futures contracts           697
   Management fees (Note 4)                              114
                                                ------------
      Total liabilities                                               452,947
                                                                 ------------
NET ASSETS                                                       $  2,957,271
                                                                 ============
COMPOSITION OF NET ASSETS
Paid-in capital                                                  $  2,430,018
Net unrealized appreciation on investments
   and futures contracts                                              527,253
                                                                 ------------

NET ASSETS                                                       $  2,957,271
                                                                 ============

                       See Notes to Financial Statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2000*

(Amounts in thousands)

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $149)             $     23,093
   Interest                                                             2,210
                                                                 ------------
      Total Investment Income                                          25,303
EXPENSES
   Management fees (Note 4)                       $        960
                                                  ------------
      Total Expenses                                                      960
                                                                 ------------
NET INVESTMENT INCOME                                                  24,343
                                                                 ------------
REALIZED AND UNREALIZED LOSS Net realized loss on:
   Investments and foreign currency transactions       (43,129)
   Futures contracts                                    (8,384)
                                                  ------------
                                                                      (51,513)
Net change in unrealized depreciation on:
   Investments and foreign currency transactions      (143,802)**
   Futures contracts                                    (1,734)
                                                  ------------
                                                                     (145,536)
                                                                 ------------
Net realized and unrealized loss                                     (197,049)
                                                                 ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $   (172,706)
                                                                 ============
---------
*  The Portfolio commenced operations on March 1, 2000.
** Excludes unrealized appreciation of $672,790 on contributed securities.

                       See Notes to Financial Statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2000*

(Amounts in thousands)

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
   Net investment income                                         $     24,343
   Net realized loss                                                  (51,513)
   Net change in unrealized appreciation (depreciation)              (145,536)
                                                                 ------------

      Net decrease in net assets resulting from operations           (172,706)
                                                                 ------------
CAPITAL TRANSACTIONS (NOTE 3)
   Proceeds from contributions                                      3,861,947
   Fair value of withdrawals                                         (731,970)
                                                                 ------------
      Net increase in net assets from capital transactions          3,129,977
                                                                 ------------
TOTAL NET INCREASE IN NET ASSETS                                    2,957,271
NET ASSETS
Beginning of period                                                       --
                                                                 ------------
End of period                                                    $  2,957,271
                                                                 ============

* The Portfolio commenced operations on March 1, 2000.

                       See Notes to Financial Statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED DECEMBER 31, 2000*


The following table includes selected supplemental data and ratios to average net assets:


SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (in thousands)                    $2,957,271
   Ratios to average net assets:
      Operating expenses **                                         0.045%
      Net investment income **                                      1.14%
   Portfolio turnover rate***                                        18%
   Total return ***                                                (2.41%)

----------------
*    The Portfolio commenced operations on March 1, 2000.
**   Annualized
***  Not Annualized

                       See Notes to Financial Statements.

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1. ORGANIZATION
State Street Master Funds (the "Trust") is a registered and diversified open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized under the laws of The Commonwealth of Massachusetts on July 27, 1999. The Trust is comprised of 5 investment portfolios. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the "Portfolio"). At December 31, 2000, only State Street MSCI(R) EAFE(R) Index Portfolio and the State Street Equity 500 Index Portfolio had commenced operations. The Declaration of the Trust permits the Board of Trustees to issue an unlimited number of shares of beneficial interest.

2. SIGNIFICANT ACCOUNTING POLICIES
The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

SECURITY VALUATION: The Portfolio's investments are valued each business day by independent pricing services. Equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. Investments in other mutual funds are valued at the net asset value per share. Over-the-counter equities, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price.

Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security.

The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each investor's average net assets.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Trust does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

FEDERAL INCOME TAXES: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's interest holders in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes. It is intended that the Portfolio's assets will be managed so that an investor in the Portfolio can satisfy the requirements of sub-chapter M of the Internal Revenue Code.

FUTURES: The Portfolio may enter into financial futures contracts. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio is required to segregate securities in an amount equal to the outstanding value of the open futures contracts in accordance with SEC requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

SECURITIES LENDING: The Portfolio entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government Securities or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows: 75% to the Portfolio and 25% to State Street.

The primary risk associated with securities lending is if the borrower defaults on it obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2000, the value of the securities loaned amounted to $427,301,751. The loans were collateralized with cash of $446,833,730, which the Portfolio then invested in the State Street Navigator Securities Lending Prime Portfolio, a related party investment.

3. SECURITIES TRANSACTIONS AND CAPITAL TRANSACTIONS
For the period ended December 31, 2000, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $496,941,518 and $604,055,794, respectively. The aggregate gross unrealized appreciation and depreciation were $784,850,564 and $255,862,754, respectively, as of December 31, 2000.

During the period ended December 31, 2000, investment securities were received by the Portfolio as proceeds from capital invested. Net contributions, at cost, amounted to $2,779,406,282, and unrealized gains assumed by the Portfolio at the time of purchase amounted to $672,790,394.

4. RELATED PARTY FEES AND TRANSACTIONS
The Portfolio has entered into an investment advisory agreement with State Street under which State Street, as the investment advisor, directs the investments of the Portfolio in accordance with its investment objectives, policies, and limitations. The Trust also has contracts with State Street to provide Custody, Administration and Transfer Agent services to the Portfolio. In compensation for these services and for the assumption of ordinary operating expenses of the Portfolio, State Street receives a management fee, calculated daily, at the annual rate of 0.045% of the Portfolio's average daily net assets.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees of State Street Master Funds and
Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and schedule of futures contracts, of the State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds)(the "Portfolio") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and financial highlights for the period from March 1, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Equity 500 Index Portfolio of State Street Master Funds at December 31, 2000, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 1, 2000 (commencement of operations) to December 31, 2000, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

Boston, Massachusetts
February 9, 2001

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[Logo] STATE STREET RESEARCH

(C)2001 State Street Research Investment Services, Inc.,
One Financial Center, Boston, MA 02111

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Equity index Fund prospectus.

When used after March 31, 2001, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry wide.

CONTROL NUMBER: (exp0202)SSR-LD                                 EI-3094-0201